Exhibit 10.2

AGENDIA N.V.

2021 EQUITY INCENTIVE PLAN

1. Purposes of the Plan. The purposes of this Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide additional incentive to Employees, Directors and Consultants, and

•	to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Shares.

2. Definitions. As used herein, the following definitions will apply:

(a) “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Applicable Laws” means the legal and regulatory requirements relating to the administration of equity-based awards, including but not limited to the related issuance of shares of Common Stock, including but not limited to, under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any non-U.S. country or jurisdiction where Awards are, or will be, granted under the Plan.

(c) “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares.

(d) “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(e) “Board” means the Board of Directors of the Company.

(f) “Change in Control” means the occurrence of any of the following events:

(i) A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, (A) the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control, and (B) if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, the direct or indirect beneficial ownership of fifty percent (50%) or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event will not be considered a Change in Control under this subsection (i). For this purpose, indirect beneficial ownership will include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities; or

(ii) A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this subsection (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii) A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the jurisdiction of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(g) “Code” means the U.S. Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder will include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(h) “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or a duly authorized committee of the Board, in accordance with Section 4 hereof.

(i) “Common Stock” means the common stock of the Company.

(j) “Company” means Agendia N.V., means Agendia N.V., a public limited liability (naamloze vennootschap) corporation incorporated under the Laws of the Netherlands, or any successor thereto .

(k) “Consultant” means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render bona fide services to such entity, provided the services (i) are not in connection with the offer or sale of securities in a capital-raising transaction, and (ii) do not directly promote or maintain a market for the Company’s securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act, and provided, further, that a Consultant will include only those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act.

(l) “Director” means a member of the Board.

(m) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(n) “Employee” means any person, including Officers and Directors, providing services as an employee to the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(o) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

(p) “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is increased or reduced. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

(q) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(iii) For purposes of any Awards granted on the Registration Date, the Fair Market Value will be the initial price to the public as set forth in the final prospectus included within the registration statement on Form S-1 filed with the U.S. Securities and Exchange Commission for the initial public offering of the Common Stock; or

(iv) In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

The determination of fair market value for purposes of tax withholding may be made in the Administrator’s discretion subject to Applicable Laws and is not required to be consistent with the determination of Fair Market Value for other purposes.

(r) “Fiscal Year” means the fiscal year of the Company.

(s) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(t) “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(u) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(v) “Option” means a stock option granted pursuant to the Plan.

(w) “Outside Director” means a Director who is not an Employee.

(x) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(y) “Participant” means the holder of an outstanding Award.

(z) “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 10.

(aa) “Performance Unit” means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.

(bb) “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(cc) “Plan” means this 2021 Equity Incentive Plan.

(dd) “Registration Date” means the effective date of the first registration statement that is filed by the Company and declared effective pursuant to Section 12(b) of the Exchange Act, with respect to any class of the Company’s securities.

(ee) “Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 7 of the Plan, or issued pursuant to the early exercise of an Option.

(ff) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 8. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(gg) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(hh) “Section 16(b)” means Section 16(b) of the Exchange Act.

(ii) “Section 409A” means Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and U.S. Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

(jj) “Securities Act” means the U.S. Securities Act of 1933, as amended.

(kk) “Service Provider” means an Employee, Director or Consultant.

(ll) “Share” means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

(mm) “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 9 is designated as a Stock Appreciation Right.

(nn) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan.

(a) Stock Subject to the Plan. Subject to the provisions of Section 14 of the Plan and the automatic increase set forth in Section 3(b) of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is (i) [ ] Shares, plus (ii) any Shares subject to stock options, restricted stock units or other awards granted under the Company’s 2015 Equity Incentive Plan or 2011 Equity Incentive Plan that, on or after the termination of the 2015 Plan, expire or otherwise terminate without having been exercised or issued in full and any Shares issued pursuant to awards granted under the 2015 Plan or 2011 Plan that, on or after the termination of the 2015 Plan, are forfeited to or repurchased by the Company, with the maximum number of Shares to be added to the Plan pursuant to clause (ii) equal to [ ] Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

(b) Automatic Share Reserve Increase. Subject to the provisions of Section 14 of the Plan, the number of Shares available for issuance under the Plan will be increased on the first day of each Fiscal Year beginning with the 2023 Fiscal Year and ending with the 2032 Fiscal Year, in an amount equal to the least of (i) [ ] Shares, (ii) five percent (5%) of the outstanding Shares on the last day of the immediately preceding Fiscal Year, or (iii) such number of Shares determined by the Administrator no later than the last day of the immediately preceding Fiscal Year.

(c) Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an Exchange Program, or, with respect to Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares, is forfeited to or repurchased by the Company due to failure to vest, the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the forfeited or repurchased Shares), which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to Stock Appreciation Rights, only Shares actually issued (i.e., the net Shares issued) pursuant to a Stock Appreciation Right will cease to be available under the Plan; all remaining Shares under Stock Appreciation Rights will remain available for future grant or sale under the Plan (unless the Plan has terminated). Shares that actually have been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment as provided in Section 14, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Sections 3(b) and 3(c).

(d) Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4. Administration of the Plan.

(a) Procedure.

(i) General Administration. Other than as provided below, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

(ii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iii) Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Awards may be granted hereunder;

(iii) to determine the number of Shares to be covered by each Award granted hereunder;

(iv) to approve forms of Award Agreements for use under the Plan;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine);

(vi) to institute and determine the terms and conditions of an Exchange Program;

(vii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(viii) to prescribe, amend and rescind rules and regulations and adopt sub-plans relating to the Plan, including rules, regulations and sub-plans for the purposes of facilitating compliance with foreign laws, easing the administration of the Plan and/or taking advantage of tax-favorable treatment for Awards granted to Service Providers outside the U.S., in each case as the Administrator may deem necessary or advisable;

(ix) to modify or amend each Award (subject to Section 19 of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option (subject to Section 6(b) of the Plan regarding Incentive Stock Options);

(x) to allow Participants to satisfy tax withholding obligations in such manner as prescribed in Section 15 of the Plan;

(xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xii) to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award; and

(xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards and will be given the maximum deference permitted by Applicable Laws.

5. Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6. Stock Options.

(a) Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate fair market value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The fair market value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

(b) Term of Option. The term of each Option will be stated in the Award Agreement. In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five

(5)	years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c) Option Exercise Price and Consideration.

(i) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:

(1) In the case of an Incentive Stock Option

(A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

(B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(2) In the case of a Nonstatutory Stock Option, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(3) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

(ii) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iii) Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (1) cash; (2) check; (3) promissory note, to the extent permitted by Applicable Laws; (4) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (5) consideration received by the Company under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (6) by net exercise; (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (8) any combination of the foregoing methods of payment.

(d) Exercise of Option.

(i) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) a notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable tax withholdings). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.

Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii) Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv) Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the Option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided the Administrator has permitted the designation of a beneficiary and provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If the Administrator has not permitted the designation of a beneficiary or if no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(v) Tolling Expiration. A Participant’s Award Agreement may also provide that:

(1) if the exercise of the Option following the termination of Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would result in liability under Section 16(b), then the Option will terminate on the earlier of (A) the expiration of the term of the Option set forth in the Award Agreement, or (B) the tenth (10th) day after the last date on which such exercise would result in liability under Section 16(b); or

(2) if the exercise of the Option following the termination of the Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act, then the Option will terminate on the earlier of (A) the expiration of the term of the Option or (B) the expiration of a period of thirty (30)-day period after the termination of the Participant’s status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.

7. Restricted Stock.

(a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b) Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

(c) Transferability. Except as provided in this Section 7 or the Award Agreement, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d) Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e) Removal of Restrictions. Except as otherwise provided in this Section 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f) Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g) Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

8.	Restricted Stock Units.

(a) Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

(b) Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws or any other basis determined by the Administrator in its discretion.

(c) Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d) Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may only settle earned Restricted Stock Units in cash, Shares, or a combination of both.

(e) Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

9.	Stock Appreciation Rights.

(a) Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b) Number of Shares. The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Service Provider.

(c) Exercise Price and Other Terms. The per share exercise price for the Shares to be issued pursuant to exercise of a Stock Appreciation Right will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.

(d) Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e) Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 6(b) relating to the maximum term and Section 6(d) relating to exercise also will apply to Stock Appreciation Rights.

(f) Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii) The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

10. Performance Units and Performance Shares.

(a) Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

(b) Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c) Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.” Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, business unit or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

(d) Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

(e) Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(f) Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

11. Outside Director Limitations. No Outside Director may be paid, issued, or granted, in any Fiscal Year, equity awards (including any Awards issued under this Plan) with an aggregate value (the value of which will be based on their grant date fair value determined in accordance with U.S. generally accepted accounting principles) and any other compensation (including without limitation any cash retainers or fees) that, in the aggregate, exceed $750,000 (increased to $1,000,000 in his or her initial year of service as an Outside Director). Any Awards or other compensation paid or provided to an individual for his or her services as an Employee, or for his or her services as a Consultant (other than as an Outside Director), will not count for purposes of the limitation under this Section 11.

12. Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise and subject to Applicable Laws, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

13. Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

14. Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of shares of stock that may be delivered under the Plan and/or the number, class, and price of shares of stock covered by each outstanding Award, and the numerical Share limits in Section 3 of the Plan.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c) Change in Control. In the event of a merger of the Company with or into another corporation or other entity or a Change in Control, each outstanding Award will be treated as the Administrator determines (subject to the provisions of the following paragraph) without a Participant’s consent, including, without limitation, that (i) Awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such merger or Change in Control; (iii) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such merger or Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (iv) (A) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; or (v) any combination of the foregoing. In taking any of the actions permitted under this Section 14(c), the Administrator will not be required to treat all Awards or Participants, all Awards held by a Participant, or all Awards of the same type, similarly in the transaction.

In the event that the successor corporation does not assume or substitute for the Award (or portion thereof), the Participant will fully vest in and have the right to exercise such outstanding Option and Stock Appreciation Right not so assumed or substituted for, including Shares as to which such Award would not otherwise be vested or exercisable, all restrictions on such Restricted Stock and Restricted Stock Units not so assumed or substituted for will lapse, and, with respect to such Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, in all cases, unless specifically provided otherwise under the applicable Award Agreement or other written agreement between the Participant and the Company or any of its Subsidiaries or Parents, as applicable. In addition, if an Option or Stock Appreciation Right is not assumed or substituted in the event of a merger or Change in Control, the Administrator will notify the Participant in writing or electronically that such Option or Stock Appreciation Right not so assumed or substituted for will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

For the purposes of this Section 14(c), an Award will be considered assumed if, following the merger or Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Unit or Performance Share, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.

Notwithstanding anything in this Section 14(c) to the contrary, and unless otherwise provided in an Award Agreement, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

Notwithstanding anything in this Section 14(c) to the contrary, if a payment under an Award Agreement is subject to Code Section 409A and if the change in control definition contained in the Award Agreement does not comply with the definition of “change of control” for purposes of a distribution under Code Section 409A, then any payment of an amount that is otherwise accelerated under this Section will be delayed until the earliest time that such payment would be permissible under Code Section 409A without triggering any penalties applicable under Code Section 409A.

(d) Outside Director Awards. In the event of a Change in Control, with respect to Awards granted to an Outside Director, the Outside Director will fully vest in and have the right to exercise Options and/or Stock Appreciation Rights as to all of the Shares underlying such Award, including those Shares which would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, unless specifically provided otherwise under the applicable Award Agreement or other written agreement between the Participant and the Company or any of its Subsidiaries or Parents, as applicable.

15. Tax.

(a) Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or such earlier time as any tax withholding obligations are due, the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy U.S. federal, state, or local taxes, non-U.S. taxes, or other taxes (including the Participant’s FICA or other social insurance contribution obligation) required to be withheld with respect to such Award (or exercise thereof).

(b) Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (a) paying cash, check or other cash equivalents, (b) electing to have the Company withhold otherwise deliverable cash or Shares having a fair market value equal to the minimum statutory amount required to be withheld or such greater amount as the Administrator may determine if such amount would not have adverse accounting consequences, as the Administrator determines in its sole discretion, (c) delivering to the Company already-owned Shares having a fair market value equal to the minimum statutory amount required to be withheld or such greater amount as the Administrator may determine, in each case, provided the delivery of such Shares will not result in any adverse accounting consequences, as the Administrator determines in its sole discretion, (d) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld, or (e) any combination of the foregoing methods of payment. The fair market value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

(c) Compliance With Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A. In no event will the Company or any of its Parent or Subsidiaries have any obligation under the terms of this Plan to reimburse, indemnify, or hold harmless a Participant for any taxes, interest or penalties imposed, or other costs incurred, as a result of Section 409A.

16. No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider, nor will they interfere in any way with the Participant’s right or the right of the Company (or any Parent or Subsidiary of the Company) to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

17. Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

18. Term of Plan. Subject to Section 23 of the Plan, the Plan will become effective upon the later to occur of (i) its adoption by the Board or (ii) the business day immediately prior to the Registration Date. It will continue in effect until terminated earlier under Section 19 of the Plan, but no Incentive Stock Options may be granted after 10 years from the date the Plan is adopted by the Board and Section 3(b) will operate only until the 10th anniversary of the date the Plan is adopted by the Board.

19. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will materially impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

20. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares will not be issued pursuant to an Award unless the exercise or vesting of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise or vesting of an Award, the Company may require the person exercising or vesting in such Award to represent and warrant at the time of any such exercise or vesting that the Shares are being acquired only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

21. Inability to Obtain Authority. If the Company determines it to be impossible or impractical to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any registration or other qualification of the Shares under any U.S. federal or state law, any non-U.S. law, or the rules and regulations of the U.S. Securities and Exchange Commission, the stock exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification or rule compliance is deemed by the Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, the Company will be relieved of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority, registration, qualification or rule compliance will not have been obtained.

22. Forfeiture Events.

(a) All Awards under the Plan will be subject to recoupment under any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Laws. In addition, the Administrator may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Administrator determines necessary or appropriate, including but not limited to a reacquisition right regarding previously acquired Shares or other cash or property. Unless this Section 22 is specifically mentioned and waived in an Award Agreement or other document, no recovery of compensation under a clawback policy or otherwise will be an event that triggers or contributes to any right of a Participant to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or a Subsidiary or Parent of the Company.

(b) The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but will not be limited to, termination of such Participant’s status as Service Provider for cause or any specified action or inaction by a Participant, whether before or after such termination of service, that would constitute cause for termination of such Participant’s status as a Service Provider.

23. Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

*     *     *

AGENDIA N.V.

2021 EQUITY INCENTIVE PLAN

GLOBAL FORM OF STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the Agendia N.V. 2021 Equity Incentive Plan (the “Plan”) will have the same defined meanings in this Stock Option Agreement which includes the Notice of Stock Option Grant, the Terms and Conditions of Stock Option Grant, attached hereto as Exhibit A, and all appendices and exhibits attached thereto (all together, the “Option Agreement”).

NOTICE OF STOCK OPTION GRANT

Participant:

Address:

The undersigned Participant has been granted an Option to purchase Common Stock of Agendia N.V. (the “Company”), subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Grant Number:

Date of Grant:

Vesting Commencement Date:

Number of Shares Granted:

Exercise Price per Share:

Total Exercise Price:

Type of Option:

Term/Expiration Date:

Vesting Schedule:

$

$

___ Incentive Stock Option

___ Nonstatutory Stock Option

Subject to any accelerated vesting as set forth below or in the Plan, this Option will be scheduled to vest in accordance with the following schedule:

[Twenty-five percent (25%) of the Shares subject to the Option will be scheduled to vest on the one (1) year anniversary of the Vesting Commencement Date, and one forty-eighth (1/48th) of the Shares subject to the Option will be scheduled to vest each month thereafter on the same day of the month as the Vesting Commencement Date (and if there is no corresponding day, on the last day of the month), subject to Participant continuing to be a Service Provider through each such date.]

Notwithstanding the foregoing, the vesting of the Option shall be subject to any vesting acceleration provisions applicable to the Option contained in any employment or service agreement, offer letter, change in control severance agreement, change of control severance policy, or any other agreement that, prior to and effective as of the date of this Option Agreement, has been entered into between Participant and the Company or any parent or subsidiary corporation of the Company (such agreement, a “Separate Agreement”) to the extent not otherwise duplicative of the vesting terms described above.

Termination Period:

In the event of cessation of Participant’s status as a Service Provider, this Option will be exercisable, to the extent vested, for a period of three

(3) months after Participant ceases to be a Service Provider, unless such termination is due to Participant’s death or Disability, in which case this Option will be exercisable, to the extent vested, for a period of twelve (12) months after Participant ceases to be a Service Provider. Notwithstanding the foregoing sentence, in no event may this Option be exercised after the Term/Expiration Date as provided above and may be subject to earlier termination as provided in Section 14 of the Plan.

By Participant’s signature and the signature of the representative of the Company below, Participant and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement, including the Terms and Conditions of Stock Option Grant, attached hereto as Exhibit A, all of which are made a part of this document. Participant acknowledges receipt of a copy of the Plan. Participant has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement, and fully understands all provisions of the Plan and this Option Agreement. Participant hereby agrees to accept as binding, conclusive, and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and the Option Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT
Signature
Print Name

Address:

AGENDIA N.V.
Signature

Print Name

Title

EXHIBIT A

TERMS AND CONDITIONS OF STOCK OPTION GRANT

1.	Grant of Option.

(a) The Company hereby grants to the individual (“Participant”) named in the Notice of Stock Option Grant of this Option Agreement (the “Notice of Grant”) an option (the “Option”) to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”), subject to all of the terms and conditions in this Option Agreement and the Plan, which is incorporated herein by this reference. Subject to Section 19(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan will prevail.

(b) For U.S. taxpayers, the Option will be designated as either an Incentive Stock Option (“ISO”) or a Nonstatutory Stock Option (“NSO”). If designated in the Notice of Grant as an ISO, this Option is intended to qualify as an ISO under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). However, if this Option is intended to be an ISO, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it will be treated as an NSO. Further, if for any reason this Option (or portion thereof) will not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a NSO granted under the Plan. In no event will the Administrator, the Company or any Parent or Subsidiary or any of their respective employees or directors have any liability to Participant (or any other person) due to the failure of the Option to qualify for any reason as an ISO.

(c) For non-U.S. taxpayers, the Option will be designated as an NSO.

2. Vesting Schedule. Except as provided in Section 3, the Option awarded by this Option Agreement will vest in accordance with the vesting provisions set forth in the Notice of Grant. Shares scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest in Participant in accordance with any of the provisions of this Option Agreement, unless Participant will have been continuously a Service Provider from the Date of Grant until the date such vesting occurs.

3. Administrator Discretion. The Administrator, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested Option at any time, subject to the terms of the Plan. If so accelerated, such Option will be considered as having vested as of the date specified by the Administrator.

4. Exercise of Option.

(a) Right to Exercise. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Vesting Schedule set out in the Notice of Option Grant and with the applicable provisions of the Plan and the terms of this Option Agreement.

(b) Method of Exercise. This Option is exercisable by delivery of an exercise notice (the “Exercise Notice”) in the form attached as Exhibit B to the Notice of Grant or in a manner and pursuant to such procedures as the Administrator may determine, which will state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice will be completed by Participant and delivered to the Company. The Exercise Notice will be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares and of any Tax Obligations (as defined in Section 6(a)). This Option will be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price, together with any applicable Tax Obligations.

5. Method of Payment. Payment of the aggregate Exercise Price will be by any of the following, or a combination thereof, at the election of Participant:

(a) cash;

(b) check;

(c) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

(d) if Participant is a U.S. employee, surrender of other Shares which have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares and that are owned free and clear of any liens, claims, encumbrances, or security interests, provided that accepting such Shares, in the sole discretion of the Administrator, will not result in any adverse accounting consequences to the Company.

6.	Tax Obligations.

(a) Responsibility for Taxes. Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer (the “Employer”) or any Parent or Subsidiary to which Participant is providing services (together, the Company, Employer and/or Parent or Subsidiary to which Participant is providing services, the “Service Recipient”), the ultimate liability for any tax and/or social insurance liability obligations and requirements in connection with the Option, including, without limitation, (i) all federal, state, and local taxes (including the Participant’s Federal Insurance Contributions Act (FICA) obligation) that are required to be withheld by the Company or the Service Recipient or other payment of tax-related items related to Participant’s participation in the Plan and legally applicable to Participant, (ii) the Participant’s and, to the extent required by the Company (or Service Recipient), the Company’s (or Service Recipient’s) fringe benefit tax liability, if any, associated with the grant, vesting, or exercise of the Option or sale of Shares, and (iii) any other Company (or Service Recipient) taxes the responsibility for which the Participant has, or has agreed to bear, with respect to the Option (or exercise thereof or issuance of Shares thereunder) (collectively, the “Tax Obligations”), is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Service Recipient. Participant further acknowledges that the Company and/or the Service Recipient (A) make no representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Option, including, but not limited to, the grant, vesting or exercise of the Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends or other distributions, and (B) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Option to reduce or eliminate Participant’s liability for Tax Obligations or achieve any particular tax result. Further, if Participant is subject to Tax Obligations in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges that the Company and/or the Service Recipient (or former employer, as applicable) may be required to withhold or account for Tax Obligations in more than one jurisdiction. If Participant fails to make satisfactory arrangements for the payment of any required Tax Obligations hereunder at the time of the applicable taxable event, Participant acknowledges and agrees that the Company may refuse to issue or deliver the Shares or the proceeds from the sale of the Shares.

(b) Tax Withholding. When the Option is exercised, Participant generally will recognize immediate U.S. taxable income if Participant is a U.S. taxpayer. If Participant is a non-U.S. taxpayer, Participant will be subject to applicable taxes in his or her jurisdiction. Pursuant to such procedures as the Administrator may specify from time to time, the Company and/or Service Recipient shall withhold the amount required to be withheld for the payment of Tax Obligations. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit Participant to satisfy such Tax Obligations, in whole or in part (without limitation), if permissible by applicable local law, by (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable Shares having a fair market value equal to the minimum amount that is necessary to meet the withholding requirement for such Tax Obligations (or a greater amount if such amount would not result in adverse financial accounting consequences), (iii) withholding the amount of such Tax Obligations from Participant’s wages or other cash compensation paid to Participant by the Company and/or the Service Recipient, (iv) delivering to the Company already vested and owned Shares having a fair market value equal to such Tax Obligations, or (v) selling a sufficient number of such Shares otherwise deliverable to Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the minimum amount that is necessary to meet the withholding requirement for such Tax Obligations (or a greater amount if such amount would not result in adverse financial accounting consequences). To the extent determined appropriate by the Administrator in its discretion, it will have the right (but not the obligation) to satisfy any Tax Obligations by reducing the number of Shares otherwise deliverable to Participant. Further, if Participant is subject to tax in more than one jurisdiction between the Date of Grant and a date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges and agrees that the Company and/or the Service Recipient (and/or former employer, as applicable) may be required to withhold or account for tax in more than one jurisdiction. If Participant fails to make satisfactory arrangements for the payment of any required Tax Obligations hereunder at the time of the Option exercise, Participant acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver the Shares if such amounts are not delivered at the time of exercise.

(c) Depending on the withholding method, the Company and/or the Service Recipient may withhold or account for Tax Obligations by considering applicable minimum statutory withholding rates or other applicable withholding rates, including maximum applicable rates. In the event of over-withholding, Participant may receive a refund of any over-withheld amount in cash, with no entitlement to the Share equivalent, or if not refunded, Participant may seek a refund from the local tax authority. If the obligation for Tax Obligations is satisfied by withholding in Shares, for tax purposes, Participant is deemed to have been issued the full number of Shares subject to the exercised Option, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax Obligations.

(d) Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Participant herein is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Date of Grant, or (ii) the date one (1) year after the date of exercise, Participant immediately will notify the Company in writing of such disposition. Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant.

(e) Section 409A. Under Section 409A, a stock right (such as the Option) that vests after December 31, 2004 (or that vested on or prior to such date but which was materially modified after October 3, 2004) that was granted with a per share exercise price that is determined by the Internal Revenue Service (the “IRS”) to be less than the fair market value of an underlying share on the date of grant (a “discount option”) may be considered “deferred compensation.” A stock right that is a “discount option” may result in (i) income recognition by the recipient of the stock right prior to the exercise of the stock right, (ii) an additional twenty percent (20%) federal income tax, and (iii) potential penalty and interest charges. The “discount option” also may result in additional state income, penalty and interest tax to the recipient of the stock right. Participant acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per Share exercise price of this Option equals or exceeds the fair market value of a Share on the date of grant in a later examination. Participant agrees that if the IRS determines that the Option was granted with a per Share exercise price that was less than the fair market value of a Share on the date of grant, Participant shall be solely responsible for Participant’s costs related to such a determination. In no event will the Company or any of its Parent or Subsidiaries have any liability or obligation to reimburse, indemnify, or hold harmless Participant for any taxes, penalties and interest that may be imposed, or other costs that may be incurred, as a result of Section 409A.

7. Rights as Stockholder. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant (including through electronic delivery to a brokerage account). After such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

8. No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER, WHICH UNLESS PROVIDED OTHERWISE UNDER APPLICABLE LAW IS AT THE WILL OF THE COMPANY (OR THE SERVICE RECIPIENT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE SERVICE RECIPIENT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER, SUBJECT TO APPLICABLE LAW, WHICH TERMINATION, UNLESS PROVIDED OTHERWISE UNDER APPLICABLE LAW, MAY BE AT ANY TIME, WITH OR WITHOUT CAUSE.

9. Nature of Grant. In accepting the Option, Participant acknowledges, understands and agrees that:

(a) the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of equity awards, or benefits in lieu of equity awards, even if equity awards have been granted in the past;

(b) all decisions with respect to future option or other grants, if any, will be at the sole discretion of the Administrator;

(c) Participant is voluntarily participating in the Plan;

(d) the Option and any Shares acquired under the Plan are not intended to replace any pension rights or compensation;

(e) the Option and Shares acquired under the Plan and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, holiday pay, long-service awards, pension or retirement or welfare benefits or similar payments;

(f) the future value of the Shares underlying the Option is unknown, indeterminable, and cannot be predicted;

(g) if the underlying Shares do not increase in value, the Option will have no value;

(h) if Participant exercises the Option and acquires Shares, the value of such Shares may increase or decrease in value, even below the Exercise Price;

(i) for purposes of the Option, Participant’s status as a Service Provider will be considered terminated as of the date Participant is no longer actively providing services to the Company or any Parent or Subsidiary (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and unless otherwise expressly provided in this Option Agreement (including by reference in the Notice of Grant to other arrangements or contracts) or determined by the Administrator, (i) Participant’s right to vest in the Option under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is a Service Provider or

Participant’s employment or service agreement, if any, unless Participant is providing bona fide services during such time); and (ii) the period (if any) during which Participant may exercise the Option after such termination of Participant’s status as a Service Provider will commence on the date Participant ceases to actively provide services and will not be extended by any notice period mandated under employment laws in the jurisdiction where Participant is employed or terms of Participant’s engagement agreement, if any; the Administrator shall have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of his or her Option grant (including whether Participant may still be considered to be providing services while on a leave of absence and consistent with local law);

(j) unless otherwise provided in the Plan or by the Administrator in its discretion, the Option and the benefits evidenced by this Option Agreement do not create any entitlement to have the Option or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares;

(k) unless otherwise agreed with the Company in writing, the Option and the Shares subject to the Option, and the income from and value of same, are not granted as consideration for, or in connection with, the service Participant may provide as a director of a subsidiary of the Company; and

(l) the following provisions apply only if Participant is providing services outside the United States:

(i) the Option and the Shares subject to the Option are not part of normal or expected compensation or salary for any purpose;

(ii) Participant acknowledges and agrees that none of the Company, the Service Recipient, or any Parent or Subsidiary shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the Option or of any amounts due to Participant pursuant to the exercise of the Option or the subsequent sale of any Shares acquired upon exercise; and

(iii) no claim or entitlement to compensation or damages shall arise from forfeiture of the Option resulting from the termination of Participant’s status as a Service Provider (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and in consideration of the grant of the Option to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against the Company, any Parent, any Subsidiary or the Service Recipient, waives his or her ability, if any, to bring any such claim, and releases the Company, any Parent or Subsidiary and the Service Recipient from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim.

10. No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

11. Data Privacy. Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Option Agreement and any other Option grant materials by and among, as applicable, the Employer or other Service Recipient, the Company and any Parent or Subsidiary for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Participant understands that the Company and the Employer may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Options or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan.

Participant understands that Data may be transferred to a stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country of operation (e.g., the United States) may have different data privacy laws and protections than Participant’s country. Participant understands that, if he or she resides outside the United States, he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. Participant authorizes the Company, any stock plan service provider selected by the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing Participant’s participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan and that this period may extend beyond Participant’s period of Service Relationship. Participant understands that, he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, Participant understands that he or she is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke his or her consent, his or her status as a Service Provider and career with the Employer will not be adversely affected. The only adverse consequence of refusing or withdrawing Participant’s consent is that the Company would not be able to grant Participant Options or other equity awards or administer or maintain such awards. Therefore, Participant understands that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.

12. Insider Trading Restrictions/Market Abuse Laws. Participant acknowledges that, depending on his or her country, Participant may be subject to insider trading restrictions and/or market abuse laws based on the exchange on which the Shares are listed and in applicable jurisdictions including the United States and Participant’s country or the broker’s country, if different, which may affect Participant’s ability to accept, acquire, sell or otherwise dispose of Shares, rights to Shares (e.g., this Option) or rights linked to the value of Shares during such times as Participant is considered to have “inside information” regarding the Company (as defined by the laws in applicable jurisdictions). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders Participant placed before Participant possessed inside information. Furthermore Participant could be prohibited from (i) disclosing the inside information to any third party, which may include fellow employees, directors, consultants or key persons (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. Participant acknowledges that it is his or her responsibility to comply with any applicable restrictions and that Participant should speak to his or her personal legal advisor on this matter.

13. Foreign Asset and/or Account Reporting, Exchange Control Reporting and Tax Reporting Requirements. Participant’s country may have certain foreign asset and/or account reporting requirements and exchange controls which may affect Participant’s ability to acquire or hold Shares under the Plan or cash received from participating in the Plan (including from any dividends received or sale proceeds arising from the sale of Shares) in a brokerage or bank account outside Participant’s country. Participant understands that he or she may be required to report such accounts, assets or transactions to the tax or other authorities in Participant’s country. Participant also may be required to repatriate sale proceeds or other funds received as a result of his or her participation in the Plan to Participant’s country through a designated bank or broker and/or within a certain time after receipt. In addition, Participant may be subject to tax payment and/or reporting obligations in connection with any income realized under the Plan and/or from the sale of Shares. Participant acknowledges that it is his or her responsibility to be compliant with all such requirements, and that Participant should consult his or her personal legal and tax advisors, as applicable, to ensure Participant’s compliance.

14. Address for Notices. Any notice to be given to the Company under the terms of this Option Agreement will be addressed to the Company at Agendia N.V., 22 Morgan, Irvine, CA 92618, or at such other address as the Company may hereafter designate in writing.

15. Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to the Option awarded under the Plan or future options that may be awarded under the Plan by electronic means or require Participant to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.

16. Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Option Agreement.

17. Option Agreement Severable. In the event that any provision in this Option Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Option Agreement.

18. No Waiver. Either party’s failure to enforce any provision or provisions of this Option Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Option Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.

19. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant.

20. Successors and Assigns. The Company may assign any of its rights under this Option Agreement to single or multiple assignees, and this Option Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Option Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns. The rights and obligations of Participant under this Option Agreement may be assigned only with the prior written consent of the Company.

21. Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration, qualification or rule compliance of the Shares upon any securities exchange or under any state, federal or non-U.S. law, the tax code and related regulations or under the rulings or regulations of the United States Securities and Exchange Commission or any other governmental regulatory body or the clearance, consent or approval of the United States Securities and Exchange Commission or any other governmental regulatory authority is necessary or desirable as a condition to the exercise of the Options or the purchase by, or issuance of Shares, to Participant (or his or her estate) hereunder, such exercise, purchase or issuance will not occur unless and until such listing, registration, qualification, rule compliance, clearance, consent or approval will have been completed, effected or obtained free of any conditions not acceptable to the Company. Subject to the terms of the Option Agreement and the Plan, the Company shall not be required to issue any certificate or certificates for (or make any entry on the books of the Company or of a duly authorized transfer agent of the Company of) the Shares hereunder prior to the lapse of such reasonable period of time following the date of exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience.

22. Language. If Participant has received this Option Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

23. Interpretation. The Administrator will have the power to interpret the Plan and this Option Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Shares subject to the Option have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. Neither the Administrator nor any person acting on behalf of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Option Agreement.

24. Amendment, Suspension or Termination of the Plan. By accepting this Option, Participant expressly warrants that he or she has received an Option under the Plan, and has received, read and understood a description of the Plan. Participant understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Administrator at any time.

25. Modifications to the Option Agreement. This Option Agreement constitutes the entire understanding of the parties on the subjects covered. Participant expressly warrants that he or she is not accepting this Option Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Option Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Option Agreement, the Company reserves the right to revise this Option Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Code Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A of the Code in connection with the Option.

26. Governing Law and Venue. This Option Agreement and the Option will be governed by the laws of California, without giving effect to the conflict of law principles thereof. For purposes of litigating any dispute that arises under this Option or this Option Agreement, the parties hereby submit to and consent to the jurisdiction of the State of California, and agree that such litigation will be conducted in the courts of Orange County, California, or the U.S. federal courts for the Northern District of California, and no other courts, where this Option is made and/or to be performed.

27. Entire Agreement. The Plan is incorporated herein by reference. The Plan and this Option Agreement (including the appendices and exhibits referenced herein) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.

28. Country Addendum. Notwithstanding any provisions in this Option Agreement, this Option shall be subject to any special terms and conditions set forth in an appendix (if any) to this Option Agreement for any country whose laws are applicable to Participant and this Option (as determined by the Administrator in its sole discretion) (the “Country Addendum”). Moreover, if Participant relocates to one of the countries included in the Country Addendum (if any), the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Country Addendum (if any) constitutes a part of this Option Agreement.

29. Tax Consequences. Participant has reviewed with his or her own tax advisors the U.S. federal, state, local and non-U.S. tax consequences of this investment and the transactions contemplated by this Option Agreement. With respect to such matters, Participant relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. Participant understands that Participant (and not the Company) shall be responsible for Participant’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Option Agreement.

*     *     *

EXHIBIT B

AGENDIA N.V.

2021 EQUITY INCENTIVE PLAN

EXERCISE NOTICE

Agendia N.V.

9505422 Morgan

Irvine, CA 92618

Attention: Stock Administration

1. Exercise of Option. Effective as of today, ________________, _____, the undersigned (“Purchaser”) hereby elects to purchase ______________ shares (the “Shares”) of the Common Stock of Agendia N.V. (the “Company”) under and pursuant to the 2021 Equity Incentive Plan (the “Plan”) and the Stock Option Agreement, dated ________ and including the Notice of Grant, the Terms and Conditions of Stock Option Grant, and exhibits attached thereto (the “Option Agreement”). The purchase price for the Shares will be $_____________, as required by the Option Agreement. Unless otherwise defined herein, capitalized terms used in this Exercise Notice shall be ascribed the same defined meanings as set forth in the Option Agreement (or, as applicable, the Plan or other written agreement or arrangement as specified in the Option Agreement).

2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price of the Shares and any Tax Obligations (as defined in Section 6(a) of the Option Agreement) to be paid in connection with the exercise of the Option.

3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to the Option, notwithstanding the exercise of the Option. The Shares so acquired will be issued to Purchaser as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 14 of the Plan.

5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

6. Entire Agreement; Governing Law. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser’s interest except by means of a writing signed by the Company and Purchaser. This Option Agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

Submitted by:
PURCHASER
Signature
Print Name
Address:

Accepted by:
AGENDIA N.V.
Signature
Print Name
Title
Date Received

AGENDIA N.V.

2021 EQUITY INCENTIVE PLAN

COUNTRY ADDENDUM

FOR STOCK OPTION AGREEMENT FOR NON-US PARTICIPANTS

Certain capitalized terms used but not defined in this Country Addendum have the meanings set forth in the Plan and/or the Option Agreement.

This Country Addendum includes additional terms and conditions that govern the Option granted to Participant under the Plan if Participant resides and/or works in any of the countries listed below.

This Country Addendum also includes information regarding exchange controls and certain other issues of which Participant should be aware with respect to Participant’s participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of June 2021. Such laws are often complex and change frequently. As a result, Participant should not rely on the information noted herein as the only source of information relating to the consequences of Participant’s participation in the Plan because the information be out of date at exercise of this Option or the subsequent sale of Shares acquired under the Plan or receipt of any dividends.

In addition, the information is general in nature and may not apply to Participant’s particular situation, and the Company is not in a position to assure Participant of any particular result. Accordingly, Participant is advised to seek appropriate professional advice as to how the relevant laws in Participant’s country may apply to Participant’s situation.

Finally, if Participant is a citizen or resident of a country other than the one in Participant is currently residing and/or working, transferred or transfers employment and/or residency after the Date of Grant or is considered a resident of another country for local law purposes, the information contained herein may not be applicable to Participant. The Company shall, in its sole discretion, determine to what extent the terms and conditions included herein will apply to Participant in such circumstances.

EUROPEAN ECONOMIC AREA (INCLUDING THE UNITED KINGDOM) AND SWITZERLAND Data Protection

For Participants resident in a country in the European Economic Area, Switzerland or the United Kingdom, the following language replaces in its entirety the data privacy section in Exhibit A of the Option Agreement:

(a) Participant is hereby notified of the collection, use and transfer outside of the European Economic Area, as described in the Option Agreement, in electronic or other form, of his or her Personal Data (defined below) by and among, as applicable, the Company and certain of its Subsidiaries for the exclusive and legitimate purpose of implementing, administering and managing Participant’s participation in the Plan.

(b) Participant understands that the Company and the Service Recipient hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, email address, date of birth, social insurance number, passport or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Personal Data”), for the purpose of implementing, administering and managing the Plan.

(c) The Participant understands that providing the Company with this Personal Data is necessary for the performance of the Option Agreement and that Participant’s refusal to provide the Personal Data would make it impossible for the Company to perform its contractual obligations and may affect the Participant’s ability to participate in the Plan. The Participant’s Personal Data shall be accessible within the Company only by the persons specifically charged with Personal Data processing operations and by the persons that need to access the Personal Data because of their duties and position in relation to the performance of the Option Agreement.

(d) The Personal Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan or as required to comply with legal or regulatory obligations, including under tax and security laws. This period may extend until Participant’s employment or service with the Company is terminated, plus any additional time periods necessary for compliance with law, exercise or defense of legal rights, and archiving, back-up and deletion processes. Participant may, at any time and without cost, contact Agendia N.V. Stock Administration, 22 Morgan, Irvine, CA 95054 USA to enforce his or her rights under the data protection laws in Participant’s country, which may include the right to (i) request access or copies of Personal Data subject to processing; (ii) request rectification of incorrect Personal Data; (iii) request deletion of Personal Data; (iv) request restriction on processing of Personal Data; (v) request portability of Personal Data; (vi) lodge complaints with competent authorities in Participant’s country; and/or (vii) request a list with the names and addresses of any potential recipients of Personal Data.

(e) The Company provides appropriate safeguards for protecting Personal Data that it receives in the U.S. through its adherence to data transfer agreements entered into between the Company and its affiliates within the European Union.

(f) Further, the Participant understands that the Company will transfer Personal Data to InsightSoftware, Inc. or its affiliates and/or such other third parties as may be selected by the Company, which are assisting the Company with the implementation, administration and management of the Plan. The Company may select a different service provider or additional service providers and share Personal Data with such other provider(s) serving in a similar manner. Participant may be asked to agree on separate terms and data processing practices with the service provider, with such agreement being a condition to the ability to participate in the Plan.

(g) InsightSoftware, Inc. is based in the United States. Participant’s country or jurisdiction may have different data privacy laws and protections than the United States. Notwithstanding, by participating in the Plan, Participant agrees to the transfer of his or her Personal Data to InsightSoftware, Inc. or its affiliates for the exclusive purpose of administering Participant’s participation in the Plan. The Company’s legal basis, where required, for the transfer of Data to InsightSoftware, Inc. or its affiliates is Participant’s consent.

(h) Finally, Participant may choose to opt out of allowing the Company to share his or her Personal Data with InsightSoftware, Inc. or its affiliates and others as described above, although execution of such choice may mean the Company cannot grant awards under the Plan to Participant. For questions about this choice or to make this choice, Participant should contact Agendia N.V. Stock Administration, 22 Morgan, Irvine, CA 95054 USA.

AUSTRALIA

Terms and Conditions

Compliance with Laws

Notwithstanding anything else in the Plan or the Option Agreement, Participant will not be entitled to and shall not claim any benefit under the Plan if the provision of such benefit would give rise to a breach of Part 2D.2 of the Companys Act 2001 (Cth.) (the “Act”), any other provision of the Act, or any other applicable statute, rule or regulation which limits or restricts the giving of such benefits. Further, the Service Recipient is under no obligation to seek or obtain the approval of its shareholders in a general meeting for the purpose of overcoming any such limitation or restriction.

Notifications

Tax Information

The Plan is a plan to which Subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) applies (subject to conditions in the Act).

Securities Law Information

If Participant acquires Shares covered by this Option and Participant offers his or her Shares for sale to a person or entity resident in Australia, the offer may be subject to disclosure requirements under Australian law. Participant should obtain legal advice on his or her disclosure obligations prior to making any such offer.

Exchange Control Information

Exchange control reporting is required for cash transactions exceeding AUD10,000 and for international fund transfers. If an Australian bank is assisting with the transaction, the bank will file the report on Participant’s behalf. If there is no Australian bank involved in the transaction, Participant will be required to file the report him or herself.

AUSTRIA

Notifications

Exchange Control Information

If Participant holds Shares obtained under the Plan or cash (including proceeds from the sale of Shares) outside of Austria, he or she may be required to submit reports to the Austrian National Bank as follows: (i) on a quarterly basis if the value of the Shares as of any given quarter meets or exceeds €30,000; and (ii) on an annual basis if the value of the Shares as of December 31 meets or exceeds €5,000,000. The quarterly reporting date is as of the last day of the respective quarter; the deadline for filing the quarterly report is the 15th day of the month following the end of the respective quarter. The deadline for filing the annual report is January 31 of the following year. When the Shares are sold, Participant may be required to comply with certain exchange control obligations if the cash proceeds from the sale are held outside of Austria. If the transaction volume of all of Participant’s accounts abroad meets or exceeds €10,000,000, the movements and balances of all accounts must be reported monthly, as of the last day of the month, on or before the 15th day of the following month.

BELARUS

Notifications

Exchange Control Information

If Participant remits funds out of Belarus in connection with the exercise of this Option, he or she may be required obtain a permit from the National Bank. Further, Participant may be subject to foreign humanitarian aid regulations which are subject to change. Participant should consult with his or her personal legal advisor regarding any exchange control or foreign humanitarian aid obligations that Participant may have prior to acquiring Shares or receiving proceeds from the sale of Shares acquired under the Plan. Participant is responsible for ensuring compliance with all exchange control and foreign humanitarian aid laws in Belarus.

CANADA

Terms and Conditions

Form of Payment

Due to regulatory considerations in Canada, Participant is prohibited from surrendering Shares that he or she already owns or attesting to the ownership of shares to pay the Exercise Price or any Tax Obligations in connection with this Option.

Acknowledgment of Conditions

The following provision replaces in its entirety Section 9(i) of the Option Agreement:

In the event Participant ceases to be a Service Provider, regardless of whether such termination is effected by Participant or the Service Recipient, with or without cause, Participant’s right to vest in this Option, if any, will terminate as of the actual Date of Termination and any post-termination exercise period shall run from the Date of Termination. For this purpose, “Date of Termination” shall mean the last day on which Participant is actively employed by the Service Recipient, and shall not include or be extended by any period following such day during which Participant is in receipt of or eligible to receive any notice of termination, pay in lieu of notice of termination, severance pay or any other payments or damages, whether arising under statute, contract or at common law. Notwithstanding the foregoing, if applicable employment standards legislation explicitly requires continued participation in the Plan during a statutory notice period, Participant acknowledges that Participant’s right to participate in the Plan, if any, will terminate effective as of the last day of Participant’s minimum statutory notice period, but Participant will not earn or be entitled to any pro-rated vesting if the vesting date falls after the end of Participant’s statutory notice period, nor will Participant be entitled to any compensation for any lost vesting; the Administrator shall have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of this Option (including whether Participant may still be considered to be providing services while on a leave of absence and consistent with local law).

The following provisions apply if the Participant is a resident of Quebec:

Language Consent

The parties acknowledge that it is their express wish that the Option Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Les parties reconnaissent avoir exigé la rédaction en anglais de la convention, ainsi que de tous documents exécutés, avis donnés et procédures judiciaires intentées, directement ou indirectement, relativement à ou suite à la présente convention.

Notifications

Securities Law Information

Participant is permitted to sell Shares acquired through the Plan through the designated broker appointed under the Plan, if any, provided the resale of Shares acquired under the Plan takes place outside of Canada through the facilities of a stock exchange on which the Shares are listed.

Foreign Asset/Account Reporting Information

Foreign specified property (including Shares) held by Canadian residents must be reported annually on Form T1135 (Foreign Income Verification Statement) if the total cost of such foreign specified property exceeds C$100,000 at any time during the year. Foreign specified property includes Shares acquired under the Plan and may include Options. The Options must be reported generally at a nil cost—if the $100,000 cost threshold is exceeded because of other foreign property Participant holds. If shares are acquired, their cost generally is the adjusted cost base (“ACB”) of the Shares. The ACB would normally equal the Fair Market Value of the Shares at exercise, but if Participant owns other Shares, this ACB may have to be averaged with the ACB of the other shares owned by Participant. If due, the Form must be filed by April 30 of the following year. Participant should speak with a personal tax advisor to determine the scope of foreign property that must be considered for purposes of this requirement.

FRANCE

Terms and Conditions

Option Not Tax-Qualified

Participant understands that this Option is not intended to be French tax-qualified.

Consent to Receive Information in English

By accepting the Option Agreement providing for the terms and conditions of Participant’s grant, Participant confirms having read and understood the documents relating to this grant (the Plan and the Option Agreement), which were provided in the English language. Participant accepts the terms of those documents accordingly.

En acceptant le Contrat d’Attribution décrivant les termes et conditions de l’attribution d’options, l’employé confirme ainsi avoir lu et compris les documents relatifs à cette attribution (le Plan U.S. et ce Contrat d’Attribution) qui ont été communiqués en langue anglaise. L’employé accepte les termes en connaissance de cause.

Notifications

Foreign Asset/Account Reporting Information

French residents holding Shares outside of France or maintaining a foreign bank account are required to report such to the French tax authorities when filing their annual tax returns, including any accounts that were closed during the year. Further, failure to comply could trigger significant penalties.

GERMANY

Notifications

Exchange Control Information

Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank. No report is required for payments less than €12,500. In case of payments in connection with securities (including proceeds realized upon the sale of Shares), the report must be made by the 5th day of the month following the month in which the payment was received. Effective from September 2013, the report must be filed electronically. The form of report (“Allgemeine Meldeportal Statistik”) can be accessed via the Bundesbank’s website (www.bundesbank.de) and is available in both German and English. Participant is responsible for satisfying the reporting obligation.

Foreign Asset/Account Reporting Information

If Participant’s acquisition of Shares leads to a so-called qualified participation at any point during the calendar year, Participant will need to report the acquisition when he or she files a tax return for the relevant year. A qualified participation occurs only if (i) Participant owns 1% or more of the Company and the value of the Shares exceeds €150,000 or (ii) Participant holds Shares of exceeding 10% of the Company’s total Common Stock.

INDIA

Notifications

Exchange Control Information.

Participant must repatriate all proceeds received from his or her participation in the Plan to India within the period of time prescribed under applicable Indian exchange control laws, as may be amended from time to time. Participant will receive a foreign inward remittance certificate (“FIRC”) from the bank where Participant deposits the proceeds. Participant should maintain the FIRC as evidence of the repatriation of funds in the event that the Reserve Bank of India or the Service Recipient requests proof of repatriation.

It is Participant’s responsibility to comply with exchange control laws in India, and neither the Company nor the Service Recipient will be liable for any fines or penalties resulting from failure to comply with applicable laws.

ISRAEL

Terms and Conditions

The following provisions will apply if the Participant is an employee of an Israeli resident subsidiary of the Company on the Date of Grant and on any subsequent vesting date.

Israeli Sub-Plan: The Options and underlying Shares shall be subject to the provisions of the Plan and the Sub-Plan for Israeli Participants (the “Israel Sub-Plan”). The terms used herein shall have the meaning ascribed to them in the Plan and the Israel Sub-Plan.

Designation. The Options are intended to be subject to the trustee capital gain route of Section 102 of the Israeli Tax Ordinance [New Version] 1961 (“Section 102” and “Capital Gains Route”), subject to compliance with the requirements under Section 102 and any rules or regulations thereunder, including the execution of this Agreement and the required declarations. However, in the event the Options do not meet the requirements of Section 102, such Options and the underlying Shares shall not qualify for the favorable tax treatment under the Capital Gains Route. The Company makes no representations or guarantees that the Options will qualify for favorable tax treatment and will not be liable or responsible if favorable tax treatment is not available under Section 102.

The Trustee. The Options and the Shares issued upon exercise and/or any additional rights, including without limitation any right to receive any dividends or any shares received as a result of an adjustment made under the Plan, that may be granted in connection with the Options (the “Additional Rights”) shall be issued to or controlled by the Trustee for the Participant’s benefit under the provisions of the Capital Gains Route for at least the period stated in Section 102 or any other period of time determined by the Israel Tax Authority (“ITA”). In accordance with the requirements of Section 102 and the Capital Gains Route, the Participant shall not sell nor transfer from the Trustee the Shares or Additional Rights until the end of the period required under Section 102 or any shorter period determined by the ITA (the “Holding Period”). Notwithstanding the above, if any such sale or transfer occurs before the end of the Holding Period, the sanctions under Section 102 shall apply and shall be borne by the Participant.

Taxes. Tax shall not generally be due upon exercise but upon sale or release of the Shares from the Trustee. Any and all taxes due in relation to the Options and Shares issued upon exercise, shall be borne solely by the Participant and in the event of death, by the Participant’s heirs. The Service Recipient and/or the Trustee shall withhold taxes according to the requirements under the applicable laws, the rules, and regulations, including withholding taxes at source. Furthermore, the Participant hereby agrees to indemnify the Service Recipient and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Participant. The Service Recipient and/or the Trustee, to the extent permitted by law, shall have the right to deduct from any payment otherwise due to the Participant, or from proceeds of the sale of any Shares, an amount equal to any Taxes required by law to be withheld with respect to such Shares. The Participant will pay to the Service Recipient or the Trustee any amount of taxes that the Service Recipient or the Trustee may be required to withhold with respect to any Shares that cannot be satisfied by the means previously described. The Company may refuse to deliver any Shares if the Participant fails to comply with the Participant’s obligations in connection with the taxes as described in this section. Any fees associated with any exercise, sale, transfer or any act in relation to the Options and the Shares issued upon exercise, shall be borne by the Participant. The Trustee and/or the Service Recipient shall be entitled to withhold or deduct such fees from payments otherwise due to/from the Service Recipient or the Trustee.

Securities Law Exemption. An exemption from the requirement to file a prospectus with respect to the Plan and the Options will be obtained, if necessary, by the Company from the Israeli Securities Authority. Copies of the Plan and Form S-8 registration statement for the Plan filed with the U.S. Securities and Exchange Commission are available free of charge upon request from the Participant’s local human resources department.

Acknowledgements. In addition to section 9 above, by accepting the Option the Participant hereby understands, acknowledges, agrees as follows: (i) Participant is familiar with the provisions of Section 102 and the regulations and rules promulgated thereunder, including without limitations the provisions of the tax route applicable to the Participant’s Options and agrees to comply with such provisions, as amended from time to time, provided that if such terms are not met, the specific tax route may not apply; (ii) the Participant accepts the provisions of the trust agreement signed between the Company and the Trustee, and agrees to be bound by its terms; (iii) the Participant acknowledge that selling the Shares or releasing the Shares from the control of the Trustee prior to the termination of the Holding Period constitutes a violation of the terms of Section 102 and agrees to bear the relevant sanctions; (iv) the Participant authorizes the Company to provide the Administrator and the Trustee with any information required for the purpose of administering the Plan including executing their obligations according to Section 102, the trust deed and the trust agreement, including without limitation information about the Participant’s Options, Shares, income tax rates, salary bank account, contact details and identification number and acknowledges that the information might be shared with an administrator who is located outside of Israel, where the level of protection of personal data is different than in Israel.

ITALY

Terms and Conditions

Method of Exercise

Notwithstanding anything to the contrary in the Option Agreement, Participant must exercise this option using the cashless sell-all exercise method. To complete a cashless sell-all exercise, the Participant should notify a licensed securities broker acceptable to the Company to: (i) sell all of the shares upon exercise; (ii) use the proceeds to pay the option price, brokerage fees and any applicable Tax Obligations; and (iii) remit the balance in cash to Participant. If Participant does not complete this procedure, the Company may refuse to allow Participant to exercise this option. The Company reserves the right to provide Participant with additional methods of exercise depending on local developments.

Plan Document Acknowledgment

In accepting the grant of this Option, Participant acknowledges that he or she has received a copy of the Plan and the Option Agreement and has reviewed the Plan and the Option Agreement, including this Country Addendum, in their entirety and fully understands and accepts all provisions of the Plan and the Option Agreement, including this Country Addendum.

The Participant acknowledges that he or she has read and specifically and expressly approves the following sections of the Option Agreement: Section 6 on Tax Obligations; Section 8 on No Guarantee of Continued Service; Section 9 on Nature of Grant; Section 11 on Data Privacy; Section 26 on Governing Law and Venue; and this Country Addendum.

Notifications

Foreign Asset/Account Reporting Information

Italian residents who, at any time during the fiscal year, hold foreign financial assets (including cash and Shares) which may generate income taxable in Italy are required to report these assets on their annual tax returns (UNICO Form, RW Schedule) for the year during which the assets are held, or on a special form if no tax return is due. These reporting obligations will also apply to Italian residents who are the beneficial owners of foreign financial assets under Italian money laundering provisions.

Foreign Asset Tax Information

The value of financial assets held outside of Italy (including Shares) by Italian residents is subject to a foreign asset tax. The taxable amount will be the fair market value of the financial assets (e.g., Shares acquired under the Plan) assessed at the end of the calendar year.

JAPAN

Notifications

Exchange Control Information

If Participant acquires Shares valued at more than ¥100,000,000 in a single transaction, the Participant must file a Securities Acquisition Report with the Ministry of Finance through the Bank of Japan within 20 days of the acquisition of the shares.

In addition, if Participant pays more than ¥30,000,000 in a single transaction for the purchase of shares when the Participant exercises this Option, Participant must file a Payment Report with the Ministry of Finance through the Bank of Japan by the 20th day of the month following the month in which the payment was made. The precise reporting requirements vary depending on whether or not the relevant payment is made through a bank in Japan.

A Payment Report is required independently from a Securities Acquisition Report. Therefore, if the total amount that the Participant pays upon a one-time transaction for exercising this option and purchasing shares of Common Stock exceeds ¥100,000,000, then the Participant must file both a Payment Report and a Securities Acquisition Report.

Foreign Asset/Account Reporting Information

Japanese residents will be required to report to the Tax Office details of any assets (including any Shares acquired under the Plan) held outside of Japan as of December 31st of each year, to the extent such assets have a total net fair market value exceeding ¥50 million. Such report will be due by March 15th of the following year. Participant should consult with his or her personal tax advisor as to whether the reporting obligation applies to Participant and whether Participant will be required to report details of any outstanding options or Shares held by Participant in the report.

LUXEMBOURG

No country-specific provisions.

NORWAY

No country-specific provisions.

SAUDI ARABIA

Notifications

Securities Law Information. The Option Agreement and related Plan documents may not be distributed in the Kingdom of Saudi Arabia except to such persons as are permitted under the Rules on the Offers of Securities and Continuing Obligations issued by the Capital Market Authority (“CMA”). The CMA does not make any representation as to the accuracy or completeness of the Option Agreement, and expressly disclaims any liability whatsoever for any loss arising from, or incurred in reliance upon, any part of the Option Agreement. Participant should conduct his or her own due diligence on the accuracy of the information relating to the Shares. If Participant does not understand the contents of the Option Agreement, Participant should consult an authorized financial adviser.

SINGAPORE

Terms and Conditions

Sale Restriction

Participant agrees that any Shares acquired under the Plan will not be offered for sale in Singapore prior to the six-month anniversary of the Date, unless such sale or offer is made pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”), or pursuant to, and in accordance with the conditions of, any other applicable provisions of the SFA.

Notifications

Securities Law Information

This Option is being granted pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the SFA under which it is exempt from the prospectus and registration requirements and is not made with a view to the underlying Shares being subsequently offered for sale to any other party. The Plan has not been and will not be lodged or registered as a prospectus with the Monetary Authority of Singapore.

Director Notification Obligation

(i) If Participant is a director, associate director or shadow director of the Company’s Singapore Affiliate, Participant is subject to certain notification requirements under the Singapore Companies Act. Among these requirements is an obligation to notify the Company’s Singapore Affiliate in writing when Participant receives an interest (e.g., an option or shares) in the Company or any Affiliate. In addition, Participant must notify the Company’s Singapore Affiliate when he or she sells shares of the Company or of any Affiliate (including when Participant sells shares acquired upon exercise of this option). These notifications must be made within two business days of (i) acquiring or disposing of any interest in the Company or any Affiliate, or (ii) any change in a previously-disclosed interest (e.g., upon exercise of the Options or when Shares acquired under the Plan are subsequently sold). In addition, a notification of Participant’s interests in the Company or any Affiliate must be made within two business days of becoming a director, associate director or shadow director.

SPAIN

Terms and Conditions

Labor Law Acknowledgment

By accepting this Option, Participant acknowledges that he or she understands and agrees to participation in the Plan and that he or she has received a copy of the Plan.

Participant understands that the Company has unilaterally, gratuitously and discretionally decided to grant Options under the Plan to individuals who may be employees of the Company or its Affiliates throughout the world. The decision is a limited decision that is entered into upon the express assumption and condition that any grant will not economically or otherwise bind the Company or any of its Affiliates on an ongoing basis. Consequently, Participant understands that any grant is given on the assumption and condition that it shall not become a part of any employment contract (either with the Company or any of its Affiliates) and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation) or any other right whatsoever. Further, Participant understands and freely accepts that there is no guarantee that any benefit whatsoever shall arise from any gratuitous and discretionary grant since the future value of this option and the underlying shares is unknown and unpredictable. In addition, Participant understands that this grant would not be made but for the assumptions and conditions referred to above; thus, Participant understands, acknowledges and freely accepts that should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then this option shall be null and void.

Further, Participant understands that this Option is a conditional right. Participant shall forfeit any unvested portion of this option upon termination of employment unless such termination is due to a Qualified Termination of Employment. In addition, if Participant’s employment is terminated for any reason other than death, Retirement, or Disability, this option shall be exercisable only to the extent provided in the Notice of Grant. The terms of this paragraph apply even if (1) Participant is considered to be unfairly dismissed without good cause (i.e., subject to a “despido improcedente”); (2)

Participant is dismissed for disciplinary or objective reasons or due to a collective dismissal; (3) Participant terminates his or her employment or service relationship due to a change of work location, duties or any other employment or contractual condition; and (4) Participant terminates his or her employment or service relationship due to a unilateral breach of contract by the Company or an Affiliate. Consequently, upon termination of Participant’s employment or service relationship for any of the above reasons, Participant may automatically lose any rights to the options that were not vested on the date of termination of Participant’s employment or service relationship, as described in the Plan and the Option Agreement.

Notifications

Securities Law Information

No “offer of securities to the public,” as defined under Spanish law, has taken place or will take place in the Spanish territory in connection with the grant of this option. The Option Agreement (including this Country Addendum) has not been, nor will it be, registered with the Comisión Nacional del Mercado de Valores, and does not constitute a public offering prospectus.

Exchange Control Information

The acquisition, ownership and sale of Shares under the Plan must be declared to the Spanish Dirección General de Comercio e Inversiones (the “DGCI”), which is a department of the Ministry of Economy and Competitiveness. Participant must also declare ownership of any shares of Common Stock by filing a Form D-6 with the Directorate of Foreign Transactions each January while the Shares are owned. In addition, the sale of Shares must also be declared on Form D-6 filed with the DGCI in January, unless the sale proceeds exceed the applicable threshold (currently €1,502,530) (or Participant holds 10% or more of the share capital of the Company or such other amount that would entitle the Participant to join the Company’s Board of Directors), in which case, the filing is due within one month after the sale.

When receiving foreign currency payments derived from the ownership of Shares (e.g., sale proceeds) exceeding €50,000, the Participant must inform the financial institution receiving the payment of the basis upon which such payment is made. Participant will need to provide the institution with the following information: (i) Participant’s name, address, and tax identification number; (ii) the name and corporate domicile of the Company; (iii) the amount of the payment; the currency used; (iv) the country of origin; (v) the reasons for the payment; and (vi) further information that may be required.

Spanish residents are required to declare electronically to the Bank of Spain any foreign accounts (including brokerage accounts held abroad), any foreign instruments (including any shares of Common Stock acquired under the Plan) and any transactions with non-Spanish residents (including any payments of Shares made to Participant by the Company or through a U.S. brokerage account) if the value of the transactions for all such accounts during the prior year or the balances in such accounts as of December 31 of the prior year exceeds €1,000,000. If neither the total balances nor total transactions with non-residents during the relevant period exceed €50,000,000, a summarized form declaration may be used. More frequent reporting is required if such transaction value or account balance exceeds €100,000,000.

Foreign Asset/Account Reporting Information

If Participant holds rights or assets (e.g., Shares or cash held in a bank or brokerage account) outside of Spain with a value in excess of €50,000 per type of right or asset (e.g., shares of Common Stock, cash, etc.) as of December 31 each year, the Participant is required to report certain information regarding such rights and assets on tax form 720. After such rights and/or assets are initially reported, the reporting obligation will only apply for subsequent years if the value of any previously-reported rights or assets increases by more than €20,000 or if the ownership of the assets is transferred or relinquished during the year. The reporting must be completed by the following March 31.

SWEDEN

Terms and Conditions

Responsibility for Taxes.

The following provision supplements Section 6 of the Option Agreement:

Without limiting the Company’s and the Service Recipient’s authority to satisfy their withholding obligations for Tax Obligations as set forth in Section 6 of the Option Agreement, by accepting the Option, Participant authorizes the Company and/or the Service Recipient to withhold Shares or to sell Shares otherwise deliverable to Participant upon exercise to satisfy Tax Obligations, regardless of whether the Company and/or the Service Recipient have an obligation to withhold such Tax Obligations.

SWITZERLAND

Securities Law Information.

Neither this document nor any other materials relating to the Option (i) constitutes a prospectus according to articles 35 et seq. of the Swiss Federal Act on Financial Services (“FinSA”) (ii) may be publicly distributed or otherwise made publicly available in Switzerland to any person other than a participant or (iii) has been or will be filed with, approved or supervised by any Swiss reviewing body according to article 51 FinSA or any Swiss regulatory authority, including the Swiss Financial Market Supervisory Authority (“FINMA”).

TURKEY

Notifications

Securities Law Information

Turkish residents are not permitted to sell Shares acquired under the Plan in Turkey. Turkish residents must sell the Shares acquired under the Plan outside of Turkey. The Shares are currently traded on the Nasdaq Global Select Market in the U.S. under the ticker symbol BASE and Shares may be sold on this exchange.

Exchange Control Information

Under Turkish law, Turkish residents are permitted to purchase and sell securities or derivatives traded on exchanges abroad only through a financial intermediary licensed in Turkey. Therefore, Participant may be required to appoint a Turkish broker to assist him or her with the exercise of the Option or the sale of the Shares acquired under the Plan. Participant should consult his or her personal legal advisor before selling any Shares acquired under the Plan to confirm the applicability of this requirement to Participant.

UNITED KINGDOM

Terms and Conditions

Tax Acknowledgment

The following information supplements Section 6 of the Option Agreement:

Without limitation to the information regarding Tax Obligations in the Option Agreement, Participant agrees that he or she is liable for all Tax Obligations and hereby covenants to pay all such Tax Obligations, as and when requested by the Company or, if different, the Service Recipient or by Her Majesty’s Revenue & Customs (“HMRC”) (or any other tax authority or any other relevant authority). Participant agrees to indemnify and keep indemnified the Company and/or the Service Recipient for all Tax Obligations that they are required to pay, or withhold or have paid or will pay to HMRC on Participant’s behalf (or any other tax authority or any other relevant authority) and authorizes the Company and/or the Service Recipient to recover such amounts by any of the means referred to in Section 6 of the Option Agreement.

Notwithstanding the foregoing, if Participant is an executive officer or director (within the meaning of Section 13(k) of the U.S. Securities and Exchange Act of 1934, as amended), Participant understands that he or she may not be able to indemnify the Company for the amount of any Tax Obligations not collected from or paid by Participant, if the indemnification could be considered a loan. In this case, the Tax Obligations not collected or paid may constitute a benefit to Participant on which additional income tax and employee National Insurance contributions (“NICs”) may be payable.

Participant agrees to report and pay any income tax due on this additional benefit directly to HMRC under the self-assessment regime and to pay to the Company or the Service Recipient (as appropriate) the amount of any employee NICs due on this additional benefit, which the Company and/or the Service Recipient may also recover from Participant at any time thereafter by any of the means referred to in Section 6 of the Option Agreement.

Agreement to bear Employer National Insurance Contribution / Employer Joint Election

As a condition of participation in the Plan and the exercise of the Options, Participant agrees to accept liability for any secondary Class 1 National Insurance contributions which may be payable by the Company or the Service Recipient (or any successor to the Company or the Service Recipient) in connection with the Options or any event giving rise to Tax-Related Items (“Employer NICs”). Without prejudice to the foregoing, Participant agrees to enter into the following joint election with the Company or the Service Recipient (a “NICs Joint Election”), the form of such NICs Joint Election being formally approved by HMRC, and any other consent or elections required to accomplish the transfer of the Employer NICs to Participant. Participant further agrees to execute such other elections as may be required by any successor to the Company and/or the Service Recipient for the purpose of continuing the effectiveness of Participant’s NICs Joint Election. If Participant does not complete the NICs Joint Election prior to exercise of Participant’s Options, or if approval of the NICs Joint Election is withdrawn by HMRC and a new NICs Joint Election is not entered into, the Participant will not be entitled to exercise their Options without any liability to the Company or its Parent or Subsidiaries. Participant must enter into the NICs Joint Election concurrent with the execution of the Option Agreement, or at such subsequent time as may be designated by the Company.

Attachment to Appendix for the United Kingdom

Important Note on the Joint Election to Transfer

Employer National Insurance Contributions

As a condition of participation in the Agendia N.V. 2021 Equity Incentive Plan (the “Plan”) and the restricted stock units, stock options, or other equity awards (the “Awards”) provided for under the Plan that have been granted to you (the “Participant”) by Agendia N.V., a Delaware corporation (the “Company”), the Participant is required to enter into a joint election to transfer to the Participant any liability for employer National Insurance contributions (the “Employer’s Liability”) that may arise in connection with the grant of the Awards or in connection with any Awards that may be granted by the Company to the Participant under the Plan (the “Joint Election”).

If the Participant does not agree to enter into the Joint Election, the grant of the Awards will be worthless and the Participant will not be able to vest in the Awards or receive any benefit in connection with the Awards.

By entering into the Joint Election:

•

the Participant agrees that any Employer’s Liability that may arise in connection with or pursuant to the vesting of the Awards (or any Awards granted to the Participant under the Plan) or the acquisition of Shares or other taxable events in connection with the Awards will be transferred to the Participant;

•

the Participant authorises the Company and/or the Participant’s employer to recover an amount sufficient to cover this liability by any method set forth in the Award Agreement and/or the Joint Election, including but not limited to deductions from Participant’s salary or other payments due or the sale of sufficient shares acquired pursuant to the Awards; and

•

the Participant acknowledges that even if he or she has accepted the Joint Election via the Company’s online procedure, the Company or the Participant’s employer may still require the Participant to sign a paper copy of the Joint Election (or a substantially similar form) if the Company determines such is necessary to give effect to the Joint Election.

By accepting the Awards through the Company’s online acceptance procedure (or by signing the Award Agreement), the Participant is agreeing to be bound by the terms of the Joint Election.

Please read the terms of the Joint Election carefully before accepting the Award Agreement and the Joint Election.

Please print and keep a copy of the Joint Election for your records.

AGENDIA N.V. 2021 EQUITY INCENTIVE PLAN

(UK Employees)

Election To Transfer the Employer’s National Insurance Liability to the Employee

1.	Parties

This Election is between:

(A) You, the individual who has gained access to this Election (the “Employee”), who is employed by one of the employing companies listed in the attached schedule (the “Employer”) and who is eligible to receive stock units, stock options, or other equity awards (“Awards”) granted by Agendia N.V. pursuant to the terms and conditions of the Agendia N.V. 2021 Equity Incentive Plan, as amended (the “Plan”), and

(B) Agendia N.V. of 22 Morgan, Irvine, CA 92618, United States (the “Company”), which may grant Awards under the Plan and is entering into this Form of Election on behalf of the Employer.

2.	Purpose of Election

2.1 This Election relates to Awards granted by the Company to the Employee under the Plan up to the termination of the Plan.

2.2 In this Election the following words and phrases have the following meanings:

“Taxable Event” means .any event giving rise to Relevant Employment Income.

“ITEPA” means the Income Tax (Earnings and Pensions) Act 2003.

“Relevant Employment Income” from Awards on which employer’s National Insurance Contributions becomes due is defined as:

i.	an amount that counts as employment income of the earner under section 426 ITEPA (restricted securities: charge on certain post-acquisition events);

ii.	an amount that counts as employment income of the earner under section 438 of ITEPA (convertible securities: charge on certain post-acquisition events); or

iii.	any gain that is treated as remuneration derived from the earner’s employment by virtue of section 4(4)(a) SSCBA, including without limitation:

(A)	the acquisition of securities pursuant to the Awards (within the meaning of section 477(3)(a) of ITEPA);

(B)	the assignment (if applicable) or release of the Awards in return for consideration (within the meaning of section 477(3)(b) of ITEPA);

(C)	the receipt of a benefit in connection with the Awards, other than a benefit within (i) or (ii) above (within the meaning of section 477(3)(c) of ITEPA).

“SSCBA” means the Social Security Contributions and Benefits Act 1992.

2.3 This Election relates to the Employer’s secondary Class 1 National Insurance Contributions (the “Employer’s Liability”) which may arise in respect of the Relevant Employment Income in respect of Awards pursuant to section 4(4)(a) and/or paragraph 3B(1A) of Schedule 1 of the SSCBA.

2.4 This Election does not apply in relation to any liability, or any part of any liability, arising as a result of regulations being given retrospective effect by virtue of section 4B(2) of either the SSCBA or the Social Security Contributions and Benefits (Northern Ireland) Act 1992.

2.5 This Election does not apply to the extent that it relates to relevant employment income which is employment income of the earner by virtue of Chapter 3A of Part VII of ITEPA (employment income: securities with artificially depressed market value).

2.6 Any reference to the Company and/or the Employer shall include that entity’s successors in title and assigns as permitted in accordance with the terms of the Plan and the Award Agreement. This Election will have effect in respect of the Awards and any awards which replace or replaced the Awards following their grant in circumstances where section 483 of ITEPA applies.

3. Election

The Employee and the Company jointly elect that the entire liability of the Employer to pay the Employer’s Liability that arises on any Relevant Employment Income is hereby transferred to the Employee. The Employee understands that by accepting the Awards (whether by clicking on the acceptance buttons as part of the Company’s electronic acceptance procedure or by signing the Award Agreement in hard copy), he or she will become personally liable for the Employer’s Liability covered by this Election. This Election is made in accordance with paragraph 3B(1) of Schedule 1 to SSCBA.

4.	Payment of the Employer’s Liability

4.1 The Employee hereby authorises the Company and/or the Employer to collect the Employer’s Liability in respect of any Relevant Employment Income from the Employee at any time after the Taxable Event:

(i)	by deduction from salary or any other payment payable to the Employee at any time on or after the date of the Taxable Event; and/or

(ii)	directly from the Employee by payment in cash or cleared funds; and/or

(iii) by arranging, on behalf of the Employee, for the sale of some of the securities which the Employee is entitled to receive in respect of the Awards; and/or

(iv)	by any other means specified in the Award Agreement.

4.2 The Company hereby reserves for itself and the Employer the right to withhold the transfer of any securities in respect of the Awards to the Employee until full payment of the Employer’s Liability is received.

4.3 The Company agrees to procure the remittance by the Employer of the Employer’s Liability to HM Revenue and Customs on behalf of the Employee within 14 days after the end of the UK tax month during which the Taxable Event occurs (or within 17 days after the end of the UK tax month during which the Taxable Event occurs, if payments are made electronically).

5.	Duration of Election

5.1 The Employee and the Company agree to be bound by the terms of this Election regardless of whether the Employee is transferred abroad or is not employed by the Employer on the date on which the Employer’s Liability becomes due.

5.2 This Election will continue in effect until the earliest of the following:

(i)	the Employee and the Company agree in writing that it should cease to have effect;

(ii)	on the date the Company serves written notice on the Employee terminating its effect;

(iii)	on the date HM Revenue and Customs withdraws approval of this Election; or

(iv) after due payment of the Employer’s Liability in respect of the entirety of the Awards to which this Election relates or could relate, such that the Election ceases to have effect in accordance with its terms.

Acceptance by the Employee

The Employee acknowledges that by accepting the Awards (whether by clicking on the acceptance buttons as part of the Company’s electronic acceptance procedure or by signing the Award Agreement in hard copy), the Employee agrees to be bound by the terms of this Election.

Acceptance by the Company

The Company acknowledges that, by arranging for the scanned signature of an authorised representative to appear on this Election, the Company agrees to be bound by the terms of this Election.

Signed for and on behalf of the Company

Authorised Signatory

SCHEDULE OF EMPLOYER COMPANIES

The following are employer companies to which this Joint Election may apply:

Agendia Limited
Registered Office:
Company Registration Number:
Corporation Tax Reference:
PAYE Reference:

AGENDIA N.V.

2021 EQUITY INCENTIVE PLAN

GLOBAL FORM OF RESTRICTED STOCK UNIT AGREEMENT

Unless otherwise defined herein, the terms defined in the Agendia N.V. 2021 Equity Incentive Plan (the “Plan”) will have the same defined meanings in this Restricted Stock Unit Agreement which includes the Notice of Restricted Stock Unit Grant, the Terms and Conditions of Restricted Stock Unit Grant, attached hereto as Exhibit A, and all exhibits attached thereto (all together, the “RSU Agreement”).

NOTICE OF RESTRICTED STOCK UNIT GRANT

Participant:

Address:

The undersigned Participant has been granted the right to receive an Award of Restricted Stock Units, subject to the terms and conditions of the

Plan and this RSU Agreement, as follows:

Grant Number:

Date of Grant:

Vesting Commencement Date:

Number of Restricted Stock Units:

Vesting Schedule:

Subject to any accelerated vesting as set forth below or in the Plan, the Restricted Stock Units will be scheduled to vest in accordance with the following schedule:

[Twenty-five percent (25%) of the Restricted Stock Units will be scheduled to vest on the first Quarterly Vesting Date following the one (1) year anniversary of the Vesting Commencement Date, and six and one-quarter percent (6.25%) of the Restricted Stock Units will be scheduled to vest each quarter on each Quarterly Vesting Date thereafter, subject to Participant continuing to be a Service Provider through each such date. A “Quarterly Vesting Date” is the first trading day on or after each of March 15, June 15, September 15 and December 15.]

Notwithstanding the foregoing, the vesting of the Restricted Stock Units shall be subject to any vesting acceleration provisions applicable to the Restricted Stock Units contained in any employment or service agreement, offer letter, change in control severance agreement, change of control severance policy, or any other agreement that, prior to and effective as of the date of this RSU Agreement, has been entered into between Participant and the Company or any parent or subsidiary corporation of the Company (such agreement, a “Separate Agreement”) to the extent not otherwise duplicative of the vesting terms described above.

In the event Participant ceases to be a Service Provider for any or no reason before Participant vests in the Restricted Stock Units, the Restricted Stock Units and Participant’s right to acquire any Shares hereunder will immediately terminate.

By Participant’s signature and the signature of the representative of Agendia N.V. (the “Company”) below, Participant and the Company agree that this Award of Restricted Stock Units is granted under and governed by the terms and conditions of the Plan and this RSU Agreement, including the Terms and Conditions of Restricted Stock Unit Grant, attached hereto as Exhibit A, all of which are made a part of this document. Participant acknowledges receipt of a copy of the Plan. Participant has reviewed the Plan and this RSU Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this RSU Agreement, and fully understands all provisions of the Plan and this RSU Agreement. Participant hereby agrees to accept as binding, conclusive, and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and the RSU Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT	AGENDIA N.V.

Signature

Print Name

Address:

Signature

Print Name

Title

EXHIBIT A

TERMS AND CONDITIONS OF RESTRICTED STOCK UNIT GRANT

1. Grant of Restricted Stock Units. The Company hereby grants to the individual (“Participant”) named in the Notice of Grant of Restricted Stock Units of this RSU Agreement (the “Notice of Grant”) under the Plan an Award of Restricted Stock Units, subject to all of the terms and conditions in this RSU Agreement and the Plan, which is incorporated herein by reference. Subject to Section 19(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this RSU Agreement, the terms and conditions of the Plan will prevail.

2. Company’s Obligation to Pay. Each Restricted Stock Unit represents the right to receive a Share on the date it vests. Unless and until the Restricted Stock Units will have vested in the manner set forth in Section 3 or 4, Participant will have no right to payment of any such Restricted Stock Units. Prior to actual payment of any vested Restricted Stock Units, such Restricted Stock Unit will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.

3. Vesting Schedule. Except as provided in Section 4, and subject to Section 5, the Restricted Stock Units awarded by this RSU Agreement will vest in accordance with the vesting provisions set forth in the Notice of Grant. Restricted Stock Units scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest in Participant in accordance with any of the provisions of this RSU Agreement, unless Participant will have been continuously a Service Provider from the Date of Grant until the date such vesting occurs.

4.	Payment after Vesting.

(60) General Rule. Subject to Section 7, any Restricted Stock Units that vest will be paid to Participant (or in the event of Participant’s death, to his or her properly designated (and valid under Applicable Laws) beneficiary or estate) in whole Shares. Subject to the provisions of Section 4(b), such vested Restricted Stock Units will be paid in whole Shares as soon as practicable after vesting, but in each such case within sixty days following the vesting date. In no event will Participant be permitted, directly or indirectly, to specify the taxable year of payment of any Restricted Stock Units payable under this RSU Agreement.

(b) Acceleration.

(i) Discretionary Acceleration. The Administrator, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested Restricted Stock Units at any time, subject to the terms of the Plan. If so accelerated, such Restricted Stock Units will be considered as having vested as of the date specified by the Administrator. If Participant is a U.S. taxpayer, the payment of Shares vesting pursuant to this Section 4(b) shall in all cases be paid at a time or in a manner that is exempt from, or complies with, Section 409A. The prior sentence may be superseded in a future agreement or amendment to this RSU Agreement only by direct and specific reference to such sentence.

(ii) Notwithstanding anything in the Plan or this RSU Agreement or any other agreement (whether entered into before, on or after the Date of Grant), if the vesting of the balance, or some lesser portion of the balance, of the Restricted Stock Units is accelerated in connection with the cessation of Participant’s status as a Service Provider (provided that such termination is a “separation from service” within the meaning of Section 409A, as determined by the Administrator), other than due to Participant’s death, and if (x) Participant is a U.S. taxpayer and a “specified employee” within the meaning of Section 409A at the time of such termination as a Service Provider and (y) the payment of such accelerated Restricted Stock Units will result in the imposition of additional tax under Section 409A if paid to Participant on or within the six (6) month period following the cessation of Participant’s status as a Service Provider, then the payment of such accelerated Restricted Stock Units will not be made until the date six (6) months and one (1) day following the date of cessation of Participant’s status as a Service Provider, unless Participant dies following his or her termination as a Service Provider, in which case, the Restricted Stock Units will be paid in Shares to Participant’s estate as soon as practicable following his or her death.

(c) Section 409A. It is the intent of this RSU Agreement that it and all payments and benefits to U.S. taxpayers hereunder be exempt from, or comply with, the requirements of Section 409A so that none of the Restricted Stock Units provided under this RSU Agreement or Shares issuable thereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities herein will be interpreted to be so exempt or so comply. Each payment payable under this RSU Agreement is intended to constitute a separate payment for purposes of Treasury Regulation

Section 1.409A-2(b)(2). However, in no event will the Company or any of its Parent or Subsidiaries have any liability or obligation to reimburse, indemnify, or hold harmless Participant for any taxes, penalties and interest that may be imposed, or other costs that may be incurred, as a result of Section 409A.

5. Forfeiture Upon Termination as a Service Provider. Unless specifically provided otherwise in this RSU Agreement or other written agreement between Participant and the Company or any of its Subsidiaries or Parents, as applicable, if Participant ceases to be a Service Provider for any or no reason, the then-unvested Restricted Stock Units awarded by this RSU Agreement will thereupon be forfeited at no cost to the Company and Participant will have no further rights thereunder.

6. Death of Participant. Any distribution or delivery to be made to Participant under this RSU Agreement will, if Participant is then deceased, be made to Participant’s designated beneficiary (to the extent properly designated and valid under Applicable Laws), or if no beneficiary survives Participant, the administrator or executor of Participant’s estate. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

7. Tax Obligations

(a) Responsibility for Taxes. Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer (the “Employer”) or any Parent or Subsidiary to which Participant is providing services (together, the Company, Employer and/or Parent or Subsidiary to which Participant is providing services, the “Service Recipient”), the ultimate liability for any tax and/or social insurance liability obligations and requirements in connection with the Restricted Stock Units, including, without limitation, (i) all federal, state, and local taxes (including the Participant’s Federal Insurance Contributions Act (FICA) obligation) that are required to be withheld by the Company or the Service Recipient or other payment of tax-related items related to Participant’s participation in the Plan and legally applicable to Participant, (ii) the Participant’s and, to the extent required by the Company (or Service Recipient), the Company’s (or Service Recipient’s) fringe benefit tax liability, if any, associated with the grant, vesting, or settlement of the Restricted Stock Units or sale of Shares, and (iii) any other Company (or Service Recipient) taxes the responsibility for which the Participant has, or has agreed to bear, with respect to the Restricted Stock Units (or settlement thereof or issuance of Shares thereunder) (collectively, the “Tax Obligations”), is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Service Recipient. Participant further acknowledges that the Company and/or the Service Recipient (A) make no representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Restricted Stock Units, including, but not limited to, the grant, vesting or settlement of the Restricted Stock Units, the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends or other distributions, and (B) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate Participant’s liability for Tax Obligations or achieve any particular tax result. Further, if Participant is subject to Tax Obligations in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges that the Company and/or the Service Recipient (or former employer, as applicable) may be required to withhold or account for Tax Obligations in more than one jurisdiction. If Participant fails to make satisfactory arrangements for the payment of any required Tax Obligations hereunder at the time of the applicable taxable event, Participant acknowledges and agrees that the Company may refuse to issue or deliver the Shares or the proceeds from the sale of the Shares, as applicable.

(b) Tax Withholding. Pursuant to such procedures as the Administrator may specify from time to time, the Company and/or Service Recipient shall withhold the amount required to be withheld for the payment of Tax Obligations. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit Participant to satisfy such Tax Obligations, in whole or in part (without limitation), if permissible by applicable local law, by (i) paying cash, (ii) having the Company withhold otherwise deliverable Shares having a fair market value equal to the minimum amount that is necessary to meet the withholding requirement for such Tax Obligations (or a greater amount if such greater amount would not result in adverse financial accounting consequences), (iii) withholding the amount of such Tax Obligations from Participant’s wages or other cash compensation paid to Participant by the Company and/or the Service Recipient, (iv) delivering to the Company already vested and owned Shares having a fair market value equal to such Tax Obligations, or (v) selling a sufficient number of such Shares otherwise deliverable to Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the minimum amount that is necessary to meet the withholding requirement for such Tax Obligations (or a greater amount if such greater amount would not result in adverse financial accounting consequences). Further, if Participant is subject to tax in more than one jurisdiction between the Date of Grant and a date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges and agrees that the Company and/or the Service Recipient (and/or former employer, as applicable) may be required to withhold or account for tax in more than one jurisdiction. If Participant fails to make satisfactory arrangements for the payment of such Tax Obligations hereunder at the time any applicable Restricted Stock Units otherwise are scheduled to vest pursuant to Sections 3 or 4, Participant will permanently forfeit such Restricted Stock Units and any right to receive Shares thereunder and such Restricted Stock Units will be returned to the Company at no cost to the Company. Participant acknowledges and agrees that the Company may refuse to deliver the Shares or the proceeds from the sale of the Shares if such Tax Obligations are not delivered at the time they are due. Depending on the withholding method, the Company and/or the Service Recipient may withhold or account for Tax Obligations by considering applicable minimum statutory withholding rates or other applicable withholding rates, including maximum applicable rates. In the event of over-withholding, Participant may receive a refund of any over-withheld amount in cash, with no entitlement to the Share equivalent, or if not refunded, Participant may seek a refund from the local tax authority. If the obligation for Tax Obligations is satisfied by withholding in Shares, for tax purposes, Participant is deemed to have been issued the full number of Shares subject to the Restricted Stock Units, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax Obligations.

(c) No Representations. Participant has reviewed with his or her own tax advisers the U.S. federal, state, local and non-U.S. tax consequences of this investment and the transactions contemplated by this RSU Agreement. With respect to such matters, Participant relies solely on such advisers and not on any statements or representations of the Company or any of its agents, written or oral. Participant understands that Participant (and not the Company) shall be responsible for Participant’s own tax liability that may arise as a result of this RSU Agreement or the transactions contemplated by this RSU Agreement.

(d) Company’s Obligation to Deliver Shares. For clarification purposes, in no event will the Company issue Participant any Shares unless and until arrangements satisfactory to the Administrator have been made for the payment of Participant’s Tax Obligations. If Participant fails to make satisfactory arrangements for the payment of such Tax Obligations hereunder at the time any applicable Restricted Stock Units otherwise are scheduled to vest pursuant to Sections 3 or 4 or Participant’s Tax Obligations otherwise become due, Participant will permanently forfeit such Restricted Stock Units to which Participant’s Tax Obligation relates and any right to receive Shares thereunder and such Restricted Stock Units will be returned to the Company at no cost to the Company. Participant acknowledges and agrees that the Company may refuse to issue or deliver the Shares or the proceeds from the sale of the Shares if such Tax Obligations are not delivered at the time they are due.

8. Rights as Stockholder. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant (including through electronic delivery to a brokerage account). After such issuance, recordation, and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

9. No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE RESTRICTED STOCK UNITS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER, WHICH UNLESS PROVIDED OTHERWISE UNDER APPLICABLE LAW IS AT THE WILL OF THE COMPANY (OR THE SERVICE RECIPIENT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS RESTRICTED STOCK UNIT AWARD OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS RSU AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE SERVICE RECIPIENT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER, SUBJECT TO APPLICABLE LAW, WHICH TERMINATION, UNLESS PROVIDED OTHERWISE UNDER APPLICABLE LAW, MAY BE AT ANY TIME, WITH OR WITHOUT CAUSE.

10.	Nature of Grant. In accepting this Award of Restricted Stock Units, Participant acknowledges, understands and agrees that:

(a) the grant of the Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future grants of equity awards, or benefits in lieu of equity awards, even if equity awards have been granted in the past;

(b) all decisions with respect to future Restricted Stock Units or other grants, if any, will be at the sole discretion of the Administrator;

(c) Participant is voluntarily participating in the Plan;

(d) the Restricted Stock Units and the Shares subject to the Restricted Stock Units are not intended to replace any pension rights or compensation;

(e) the Restricted Stock Units and Shares subject to the Restricted Stock Units, and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, holiday pay, long-service awards, pension or retirement or welfare benefits or similar payments;

(f) the future value of the Shares underlying the Restricted Stock Units is unknown, indeterminable, and cannot be predicted;

(g) for purposes of the Restricted Stock Units, Participant’s status as a Service Provider will be considered terminated as of the date Participant is no longer actively providing services to the Company or any Parent or Subsidiary (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and unless otherwise expressly provided in this RSU Agreement (including by reference in the Notice of Grant to other arrangements or contracts) or determined by the Administrator, Participant’s right to vest in the Restricted Stock Units under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any, unless Participant is providing bona fide services during such time); the Administrator shall have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of the Restricted Stock Units grant (including whether Participant may still be considered to be providing services while on a leave of absence and consistent with local law);

(h) unless otherwise provided in the Plan or by the Administrator in its discretion, the Restricted Stock Units and the benefits evidenced by this RSU Agreement do not create any entitlement to have the Restricted Stock Units or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares; and

(i) unless otherwise agreed with the Company in writing, the Restricted Stock Units and the Shares subject to the Restricted Stock Units, and the income from and value of same, are not granted as consideration for, or in connection with, the service Participant may provide as a director of a subsidiary of the Company; and

(j) the following provisions apply only if Participant is providing services outside the United States:

(i) the Restricted Stock Units and the Shares subject to the Restricted Stock Units are not part of normal or expected compensation or salary for any purpose;

(ii) Participant acknowledges and agrees that none of the Company, the Service Recipient, or any Parent or Subsidiary shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the Restricted Stock Units or of any amounts due to Participant pursuant to the settlement of the Restricted Stock Units or the subsequent sale of any Shares acquired upon settlement; and

(iii) no claim or entitlement to compensation or damages shall arise from forfeiture of the Restricted Stock Units resulting from the termination of Participant’s status as a Service Provider (for any reason whatsoever whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and in consideration of the grant of the Restricted Stock Units to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against any the Company, any Parent, any Subsidiary or the Service Recipient, waives his or her ability, if any, to bring any such claim, and releases the Company, any Parent, any Subsidiary or the Service Recipient from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim.

11. No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the Shares underlying the Restricted Stock Units. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

12. Data Privacy. Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this RSU Agreement and any other Restricted Stock Unit grant materials by and among, as applicable, the Employer or other Service Recipient, the Company and any Parent or Subsidiary for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Participant understands that the Company and the Employer may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Restricted Stock Units or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan.

Participant understands that Data may be transferred to a stock plan service provider, as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country of operation (e.g., the United States) may have different data privacy laws and protections than Participant’s country. Participant understands that if he or she resides outside the United States, he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. Participant authorizes the Company, any stock plan service provider selected by the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing Participant’s participation in the Plan and that this period may extend beyond Participant’s period of Service Relationship. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands that, he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, Participant understands that he or she is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke his or her consent, his or her status as a Service Provider and career with the Employer will not be adversely affected. The only adverse consequence of refusing or withdrawing Participant’s consent is that the Company would not be able to grant Participant Restricted Stock Units or other equity awards or administer or maintain such awards. Therefore, Participant understands that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.

13. Insider Trading Restrictions/Market Abuse Laws. Participant acknowledges that, depending on his or her country, Participant may be subject to insider trading restrictions and/or market abuse laws based on the exchange on which the Shares are listed and in applicable jurisdictions including the United States and Participant’s country or the broker’s country, if different, which may affect Participant’s ability to accept, acquire, sell or otherwise dispose of Shares, rights to Shares (e.g., the Restricted Stock Units) or rights linked to the value of Shares during such times as Participant is considered to have “inside information” regarding the Company (as defined by the laws in applicable jurisdictions). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders Participant placed before Participant possessed inside information. Furthermore Participant could be prohibited from (i) disclosing the inside information to any third party, which may include fellow employees, directors, consultants or key persons (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. Participant acknowledges that it is his or her responsibility to comply with any applicable restrictions and that Participant should speak to his or her personal legal advisor on this matter.

14. Foreign Asset and/or Account Reporting, Exchange Control Reporting and Tax Reporting Requirements. Participant’s country may have certain foreign asset and/or account reporting requirements and exchange controls which may affect Participant’s ability to acquire or hold Shares under the Plan or cash received from participating in the Plan (including from any dividends received or sale proceeds arising from the sale of Shares) in a brokerage or bank account outside Participant’s country. Participant understands that he or she may be required to report such accounts, assets or transactions to the tax or other authorities in Participant’s country. Participant also may be required to repatriate sale proceeds or other funds received as a result of his or her participation in the Plan to Participant’s country through a designated bank or broker and/or within a certain time after receipt. In addition, Participant may be subject to tax payment and/or reporting obligations in connection with any income realized under the Plan and/or from the sale of Shares. Participant acknowledges that it is his or her responsibility to be compliant with all such requirements, and that Participant should consult his or her personal legal and tax advisors, as applicable, to ensure Participant’s compliance.

15. Address for Notices. Any notice to be given to the Company under the terms of this RSU Agreement will be addressed to the Company at Agendia N.V., 22 Morgan, Irvine, CA 92618, or at such other address as the Company may hereafter designate in writing.

16. Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to the Restricted Stock Units awarded under the Plan or future Restricted Stock Units that may be awarded under the Plan by electronic means or require Participant to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.

17. Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this RSU Agreement.

18. RSU Agreement Severable. In the event that any provision in this RSU Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this RSU Agreement.

19. No Waiver. Either party’s failure to enforce any provision or provisions of this RSU Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this RSU Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.

20. Grant is Not Transferable. Except to the limited extent provided in Section 6, this grant and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.

21. Successors and Assigns. The Company may assign any of its rights under this RSU Agreement to single or multiple assignees, and this RSU Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this RSU Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns. The rights and obligations of Participant under this RSU Agreement may be assigned only with the prior written consent of the Company.

22. Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration, qualification or rule compliance of the Shares upon any securities exchange or under any state, federal or non-U.S. law, the tax code and related regulations or under the rulings or regulations of the United States Securities and Exchange Commission or any other governmental regulatory body or the clearance, consent or approval of the United States Securities and Exchange Commission or any other governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or his or her estate) hereunder, such issuance will not occur unless and until such listing, registration, qualification, rule compliance, clearance, consent or approval will have been completed, effected or obtained free of any conditions not acceptable to the Company. Subject to the terms of the RSU Agreement and the Plan, the Company shall not be required to issue any certificate or certificates for (or make any entry on the books of the Company or of a duly authorized transfer agent of the Company of) the Shares hereunder prior to the lapse of such reasonable period of time following the date of vesting of the Restricted Stock Units as the Administrator may establish from time to time for reasons of administrative convenience.

23. Language. If Participant has received this RSU Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

24. Interpretation. The Administrator will have the power to interpret the Plan and this RSU Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Restricted Stock Units have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. Neither the Administrator nor any person acting on behalf of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this RSU Agreement.

25. Amendment, Suspension or Termination of the Plan. By accepting this Award, Participant expressly warrants that he or she has received an Award of Restricted Stock Units under the Plan, and has received, read and understood a description of the Plan. Participant understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Administrator at any time.

26. Modifications to the RSU Agreement. This RSU Agreement constitutes the entire understanding of the parties on the subjects covered. Participant expressly warrants that he or she is not accepting this RSU Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this RSU Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this RSU Agreement, the Company reserves the right to revise this RSU Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection with this Award of Restricted Stock Units.

27. Governing Law; Venue. This RSU Agreement and the Restricted Stock Units will be governed by the laws of California, without giving effect to the conflict of law principles thereof. For purposes of litigating any dispute that arises under these Restricted Stock Units or this RSU Agreement, the parties hereby submit to and consent to the jurisdiction of the State of California, and agree that such litigation will be conducted in the courts of Orange County, California, or the U.S. federal courts for the Norther District of California, and no other courts, where the Restricted Stock Units are made and/or to be performed.

28. Entire Agreement. The Plan is incorporated herein by reference. The Plan and this RSU Agreement (including the appendices and exhibits referenced herein) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.

29. Country Addendum. Notwithstanding any provisions in this RSU Agreement, the Restricted Stock Unit grant shall be subject to any special terms and conditions set forth in an appendix (if any) to this RSU Agreement for any country whose laws are applicable to Participant and this Award of Restricted Stock Units (as determined by the Administrator in its sole discretion) (the “Country Addendum”). Moreover, if Participant relocates to one of the countries included in the Country Addendum (if any), the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Country Addendum (if any) constitutes a part of this RSU Agreement.

30. Tax Consequences. Participant has reviewed with his or her own tax advisors the U.S. federal, state, local and non-U.S. tax consequences of this grant of Restricted Stock Units and the transactions contemplated by this RSU Agreement. With respect to such matters, Participant relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. Participant understands that Participant (and not the Company) shall be solely responsible for Participant’s own tax liability that may arise as a result of this grant of Restricted Stock Units or the transactions contemplated by this RSU Agreement.

*     *     *

AGENDIA N.V.

2021 EQUITY INCENTIVE PLAN

COUNTRY ADDENDUM

FOR RESTRICTED STOCK UNIT AGREEMENT FOR NON-US PARTICIPANTS

Terms and Conditions

Certain capitalized terms used but not defined in this Country Addendum have the meanings set forth in the Plan and/or the RSU Agreement.

This Country Addendum includes additional terms and conditions that govern the Restricted Stock Units granted to Participant under the Plan if Participant resides and/or works in any of the countries listed below.

Notifications

This Country Addendum also includes information regarding exchange controls and certain other issues of which Participant should be aware with respect to Participant’s participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of March 2021. Such laws are often complex and change frequently. As a result, Participant should not rely on the information noted herein as the only source of information relating to the consequences of Participant’s participation in the Plan because the information be out of date at vesting of the Restricted Stock Units or the subsequent sale of Shares acquired under the Plan or receipt of any dividends.

In addition, the information is general in nature and may not apply to Participant’s particular situation, and the Company is not in a position to assure Participant of any particular result. Accordingly, Participant is advised to seek appropriate professional advice as to how the relevant laws in Participant’s country may apply to Participant’s situation.

Finally, if Participant is a citizen or resident of a country other than the one in Participant is currently residing and/or working, transferred or transfers employment and/or residency after the Grant Date or is considered a resident of another country for local law purposes, the information contained herein may not be applicable to Participant. The Company shall, in its sole discretion, determine to what extent the terms and conditions included herein will apply to Participant in such circumstances.

EUROPEAN ECONOMIC AREA (INCLUDING THE UNITED KINGDOM) AND SWITZERLAND Data Protection

For Participants resident in a country in the European Economic Area, Switzerland or the United Kingdom, the following language replaces in its entirety the data privacy section in Exhibit A of the RSU Agreement:

(a) Participant is hereby notified of the collection, use and transfer outside of the European Economic Area, as described in the RSU Agreement, in electronic or other form, of his or her Personal Data (defined below) by and among, as applicable, the Company and certain of its Affiliates for the exclusive and legitimate purpose of implementing, administering and managing Participant’s participation in the Plan.

(b) Participant understands that the Company and the Service Recipient hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, email address, date of birth, social insurance number, passport or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Personal Data”), for the purpose of implementing, administering and managing the Plan.

(c) The Participant understands that providing the Company with this Personal Data is necessary for the performance of the RSU Agreement and that Participant’s refusal to provide the Personal Data would make it impossible for the Company to perform its contractual obligations and may affect the Participant’s ability to participate in the Plan. The Participant’s Personal Data shall be accessible within the Company only by the persons specifically charged with Personal Data processing operations and by the persons that need to access the Personal Data because of their duties and position in relation to the performance of the RSU Agreement.

(d) The Personal Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan or as required to comply with legal or regulatory obligations, including under tax and security laws. This period may extend until Participant’s Service Relationship is terminated, plus any additional time periods necessary for compliance with law, exercise or defense of legal rights, and archiving, back-up and deletion processes. Participant may, at any time and without cost, contact Agendia N.V. Stock Administration, 22 Morgan, Irvine, CA 95054 USA to enforce his or her rights under the data protection laws in Participant’s country, which may include the right to

(i) request access or copies of Personal Data subject to processing; (ii) request rectification of incorrect Personal Data; (iii) request deletion of Personal Data; (iv) request restriction on processing of Personal Data; (v) request portability of Personal Data; (vi) lodge complaints with competent authorities in Participant’s country; and/or (vii) request a list with the names and addresses of any potential recipients of Personal Data.

(e) The Company provides appropriate safeguards for protecting Personal Data that it receives in the U.S. through its adherence to data transfer agreements entered into between the Company and its Affiliates within the European Union.

(f) Further, the Participant understands that the Company will transfer Personal Data to InsightSoftware, Inc. or its affiliates and/or such other third parties as may be selected by the Company, which are assisting the Company with the implementation, administration and management of the Plan. The Company may select a different service provider or additional service providers and share Personal Data with such other provider(s) serving in a similar manner. Participant may be asked to agree on separate terms and data processing practices with the service provider, with such agreement being a condition to the ability to participate in the Plan.

(g) InsightSoftware, Inc. is based in the United States. Participant’s country or jurisdiction may have different data privacy laws and protections than the United States. Notwithstanding, by participating in the Plan, Participant agrees to the transfer of his or her Personal Data to InsightSoftware, Inc. or its affiliates for the exclusive purpose of administering Participant’s participation in the Plan. The Company’s legal basis, where required, for the transfer of Data to InsightSoftware, Inc. or its affiliates is Participant’s consent.

(h) Finally, Participant may choose to opt out of allowing the Company to share his or her Personal Data with InsightSoftware, Inc. or its affiliates and others as described above, although execution of such choice may mean the Company cannot grant awards under the Plan to Participant. For questions about this choice or to make this choice, Participant should contact Agendia N.V. Stock Administration, 22 Morgan, Irvine, CA 95054 USA.

AUSTRALIA

Terms and Conditions

Compliance with Laws

Notwithstanding anything else in the Plan or the RSU Agreement, Participant will not be entitled to and shall not claim any benefit under the Plan if the provision of such benefit would give rise to a breach of Part 2D.2 of the Corporations Act 2001 (Cth.) (the “Act”), any other provision of the Act, or any other applicable statute, rule or regulation which limits or restricts the giving of such benefits. Further, the Service Recipient is under no obligation to seek or obtain the approval of its shareholders in a general meeting for the purpose of overcoming any such limitation or restriction.

Notifications

Tax Information

The Plan is a plan to which Subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) applies (subject to conditions in the Act).

Securities Law Information

If Participant acquires Shares covered by the Restricted Stock Units and Participant offers his or her Shares for sale to a person or entity resident in Australia, the offer may be subject to disclosure requirements under Australian law. Participant should obtain legal advice on his or her disclosure obligations prior to making any such offer.

Exchange Control Information

Exchange control reporting is required for cash transactions exceeding AUD10,000 and for international fund transfers. If an Australian bank is assisting with the transaction, the bank will file the report on Participant’s behalf. If there is no Australian bank involved in the transaction, Participant will be required to file the report him or herself.

AUSTRIA

Notifications

Exchange Control Information

If Participant holds Shares obtained under the Plan or cash (including proceeds from the sale of Shares) outside of Austria, he or she may be required to submit reports to the Austrian National Bank as follows: (i) on a quarterly basis if the value of the Shares as of any given quarter meets or exceeds €30,000; and (ii) on an annual basis if the value of the Shares as of December 31 meets or exceeds €5,000,000. The quarterly reporting date is as of the last day of the respective quarter; the deadline for filing the quarterly report is the 15th day of the month following the end of the respective quarter. The deadline for filing the annual report is January 31 of the following year.

When the Shares are sold, Participant may be required to comply with certain exchange control obligations if the cash proceeds from the sale are held outside of Austria. If the transaction volume of all of Participant’s accounts abroad meets or exceeds €10,000,000, the movements and balances of all accounts must be reported monthly, as of the last day of the month, on or before the 15th day of the following month.

BELARUS

No country-specific provisions.

CANADA

Terms and Conditions

Payable Only In Shares

Notwithstanding any discretion in the Plan, the grant of Restricted Stock Units does not provide any right for Participant to receive a cash payment, and the Restricted Stock Units are payable only in Shares.

Acknowledgment of Conditions

The following provision replaces in its entirety Section 10(g) of the RSU Agreement:

In the event Participant ceases to be a Service Provider, regardless of whether such termination is effected by Participant or the Service Recipient, with or without cause, Participant’s right to vest in the Restricted Stock Units and receive Shares under the Plan, if any, will terminate as of the actual Date of Termination. For this purpose, “Date of Termination” shall mean the last day on which Participant is actively employed by the Service Recipient, and shall not include or be extended by any period following such day during which Participant is in receipt of or eligible to receive any notice of termination, pay in lieu of notice of termination, severance pay or any other payments or damages, whether arising under statute, contract or at common law. Notwithstanding the foregoing, if applicable employment standards legislation explicitly requires continued participation in the Plan during a statutory notice period, Participant acknowledges that Participant’s right to participate in the Plan, if any, will terminate effective as of the last day of Participant’s minimum statutory notice period, but Participant will not earn or be entitled to any pro-rated vesting if the vesting date falls after the end of Participant’s statutory notice period, nor will Participant be entitled to any compensation for any lost vesting; the Administrator shall have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of the Restricted Stock Units grant (including whether Participant may still be considered to be providing services while on a leave of absence and consistent with local law).

The following provisions apply if the Participant is a resident of Quebec:

Language Consent

The parties acknowledge that it is their express wish that the RSU Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Les parties reconnaissent avoir exigé la rédaction en anglais de la convention, ainsi que de tous documents exécutés, avis donnés et procédures judiciaires intentées, directement ou indirectement, relativement à ou suite à la présente convention.

Notifications

Foreign Asset/Account Reporting Information

Foreign specified property (including Shares) held by Canadian residents must be reported annually on Form T1135 (Foreign Income Verification Statement) if the total cost of such foreign specified property exceeds C$100,000 at any time during the year. Foreign specified property includes Shares acquired under the Plan and may include Restricted Stock Units. The Restricted Stock Units must be reported—generally at a nil cost—if the $100,000 cost threshold is exceeded because of other foreign property Participant holds. If shares are acquired, their cost generally is the adjusted cost base (“ACB”) of the Shares. The ACB would normally equal the Fair Market Value of the Shares at vesting, but if Participant owns other Shares, this ACB may have to be averaged with the ACB of the other Shares owned by Participant. If due, the Form must be filed by April 30 of the following year.

Participant should speak with a personal tax advisor to determine the scope of foreign property that must be considered for purposes of this requirement.

FRANCE

Terms and Conditions

French Sub-Plan. The Restricted Stock Units are granted as French-Qualified Restricted Stock Units and are intended to qualify for special tax and social security treatment applicable to shares granted for no consideration under Sections L. 225-197-1 to L. 225-197-5 and Sections L. 22-10-59 to L. 22-10-60 of the French Commercial Code, as amended. The French-Qualified Restricted Stock Units are subject to the provisions below and the French Sub-Plan to the Agendia N.V. 2021 Equity Incentive Plan (the “French Sub-Plan”), which has been provided to Participant and is incorporated herein. Capitalized terms below not otherwise defined in the RSU Agreement and the Plan shall have the same definitions assigned to them in the French Sub-Plan.

Certain events may affect the status of the Restricted Stock Units as French-Qualified Restricted Stock Units or the underlying Shares, and the French-Qualified Restricted Stock Units or the underlying Shares may be disqualified in the future. The Company does not make any undertaking or representation to maintain the qualified status of the French-Qualified Restricted Stock Units or of the underlying Shares.

Termination due to Death. This provision supplements Section 6 of the Award Agreement:

Notwithstanding anything to the contrary stated in the RSU Agreement or the Plan, death will not cause such Participant’s unvested Restricted Stock Units to be immediately forfeited to the Company. In the case of Participant’s death, if the Participant’s heir or heirs request the delivery of the Shares subject to the Restricted Stock Units within a period of six (6) months following Participant’s death, then the Restricted Stock Units will be settled in Shares as soon as practicable following the request. If no such request is made within six (6) months following Participant’s death, the Restricted Stock Units will be forfeited.

Non-Transferability of Restricted Stock Units. Restricted Stock Units may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of in any manner during Participant’s lifetime, and upon death only in accordance with the French Sub-Plan, and only to the extent required by applicable laws (including the provisions of Sections L. 225-197-1 to L. 225-197-5 and Sections L. 22-10-59 to L. 22-10-60 of the French Commercial Code, as amended).

Minimum Vesting Period. Notwithstanding anything to the contrary in the RSU Agreement or the Plan, save in the case of death of Participant, Restricted Stock Units may not be settled before the first (1st) annual anniversary of the Date of Grant (as defined under the French Sub-Plan) or such other period as is required to comply with the minimum mandatory vesting period applicable to Shares underlying French-Qualified Restricted Stock Units under Section L. 225-197-1 of the French Commercial Code, as amended, or by the French Tax Code or French Social Security Code, as amended.

Mandatory Holding Period. Notwithstanding anything to the contrary in the RSU Agreement or the Plan, any Shares issued to Participant upon settlement of the Restricted Stock Units must be held (and cannot be sold or transferred) until the expiration of a period which can be no less than two years from the Date of Grant (as defined under the French Sub-Plan), or such other period as is required to comply with the minimum mandatory holding period applicable to Shares underlying French-qualified Restricted Stock Units under Section L. 225-197-1 of the French Commercial Code, as amended, or by the French Tax Code or French Social Security Code, as amended; provided that if Participant dies or terminates due to Disability (as defined in the French Sub-Plan), this mandatory holding period will not apply. In order to enforce this provision, the Company may, in its discretion, issue appropriate “stop transfer” instructions to its transfer agent or hold the Shares until the expiration of the holding period set forth above (such Shares o may be held by the Company, a transfer agent designated by the Company or with a broker designated by the Company).

Closed Periods. Participant may not sell any Shares issued upon vesting of the French-Qualified Restricted Stock Units during certain Closed Periods, to the extent applicable to the Shares underlying the French-Qualified Restricted Stock Units granted by the Company, as described in the French Sub-Plan.

Holding Periods for Managing Corporate Officers. If on the Date of Grant (as defined in the French Sub-Plan), Participant qualifies as a managing corporate officer under French law (“mandataires sociaux”) or any similar official capacity of the Company or a Subsidiary, Participant may not sell 20% of the Shares acquired upon settlement of the French-Qualified Restricted Stock Units until the termination of such official capacity, as long as this restriction is applicable to French-Qualified Restricted Stock Units.

Consent to Receive Information in English

By accepting the RSU Agreement providing for the terms and conditions of Participant’s grant, Participant confirms having read and understood the documents relating to this grant (the Plan and the RSU Agreement), which were provided in the English language. Participant accepts the terms of those documents accordingly.

En acceptant le contrat de RSU prévoyant les termes et conditions de la subvention du participant, le participant confirme avoir lu et compris les documents relatifs à cette subvention (le plan et le contrat de RSU), qui ont été fournis en anglais. Le participant accepte les termes de ces documents en conséquence.

Notifications

Foreign Asset/Account Reporting Information

French residents holding Shares outside of France or maintaining a foreign bank account are required to report such to the French tax authorities when filing their annual tax returns, including any accounts that were closed during the year. Further, failure to comply could trigger significant penalties.

GERMANY

Notifications

Exchange Control Information

Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank. No report is required for payments less than €12,500. In case of payments in connection with securities (including proceeds realized upon the sale of Shares), the report must be made by the 5th day of the month following the month in which the payment was received and must be filed electronically. The form of report (“Allgemeine Meldeportal Statistik”) can be accessed via the Bundesbank’s website (www.bundesbank.de) and is available in both German and English. Participant is responsible for satisfying the reporting obligation.

Foreign Asset/Account Reporting Information

If Participant’s acquisition of Shares under the Plan leads to a “qualified participation” at any point during the calendar year, Participant will need to report the acquisition when Participant files Participant’s his or her tax return for the relevant year. A qualified participation is attained if (i) the value of the Shares acquired exceeds EUR 150,000 or (ii) in the unlikely event Participant holds Shares exceeding 10% of the total Shares. However, if the Shares are listed on a recognized U.S. exchange (i.e., the Nasdaq) and Participant owns less than 1% of the Company, this requirement will not apply to Participant.

INDIA

Notifications

Exchange Control Information.

Participant must repatriate all proceeds received from your participation in the Plan to India within the period of time prescribed under applicable Indian exchange control laws, as may be amended from time to time. Participant will receive a foreign inward remittance certificate (“FIRC”) from the bank where Participant deposits the proceeds. Participant should maintain the FIRC as evidence of the repatriation of funds in the event that the Reserve Bank of India or the Service Recipient requests proof of repatriation.

It is Participant’s responsibility to comply with exchange control laws in India, and neither the Company nor the Service Recipient will be liable for any fines or penalties resulting from failure to comply with applicable laws.

ISRAEL

Terms and Conditions

The following provisions will apply if the Participant is an employee of an Israeli resident subsidiary of the Company on the Date of Grant and on any subsequent vesting date.

Israeli Sub-Plan: The Restricted Stock Units and underlying Shares shall be subject to the provisions of the Plan and the Sub-Plan for Israeli Participants (the “Israel Sub-Plan”). The terms used herein shall have the meaning ascribed to them in the Plan and the Israel Sub-Plan.

Designation. The Restricted Stock Units are intended to be subject to the trustee capital gain route of Section 102 of the Israeli Tax Ordinance [New Version] 1961 (“Section 102” and “Capital Gains Route”), subject to compliance with the requirements under Section 102 and any rules or regulations thereunder, including the execution of this Agreement and the required declarations. However, in the event the Restricted Stock Units do not meet the requirements of Section 102, such Restricted Stock Units and the underlying Shares shall not qualify for the favorable tax treatment under the Capital Gains Route. The Company makes no representations or guarantees that the Restricted Stock Units will qualify for favorable tax treatment and will not be liable or responsible if favorable tax treatment is not available under Section 102.

The Trustee. The Restricted Stock Units and the Shares issued upon vesting and/or any additional rights, including without limitation any right to receive any dividends or any shares received as a result of an adjustment made under the Plan, that may be granted in connection with the Restricted Stock Units (the “Additional Rights”) shall be issued to or controlled by the Trustee for the Participant’s benefit under the provisions of the Capital Gains Route for at least the period stated in Section 102 or any other period of time determined by the Israel Tax Authority (“ITA”). In accordance with the requirements of Section 102 and the Capital Gains Route, the Participant shall not sell nor transfer from the Trustee the Shares or Additional Rights until the end of the period required under Section 102 or any shorter period determined by the ITA (the “Holding Period”). Notwithstanding the above, if any such sale or transfer occurs before the end of the Holding Period, the sanctions under Section 102 shall apply and shall be borne by the Participant.

Taxes. Tax shall not generally be due upon vesting but upon sale or release of the Shares from the Trustee. Any and all taxes due in relation to the Restricted Stock Units and Shares issued upon vesting, shall be borne solely by the Participant and in the event of death, by the Participant’s heirs. The Service Recipient and/or the Trustee shall withhold taxes according to the requirements under the applicable laws, the rules, and regulations, including withholding taxes at source. Furthermore, the Participant hereby agrees to indemnify the Service Recipient and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Participant. The Service Recipient and/or the Trustee, to the extent permitted by law, shall have the right to deduct from any payment otherwise due to the Participant, or from proceeds of the sale of any Shares, an amount equal to any Taxes required by law to be withheld with respect to such Shares. The Participant will pay to the Service Recipient or the Trustee any amount of taxes that the Service Recipient or the Trustee may be required to withhold with respect to any Shares that cannot be satisfied by the means previously described. The Company may refuse to deliver any Shares if the Participant fails to comply with the Participant’s obligations in connection with the taxes as described in this section. Any fees associated with any vesting, sale, transfer or any act in relation to the Restricted Stock Units and the Shares issued upon vesting, shall be borne by the Participant. The Trustee and/or the Service Recipient shall be entitled to withhold or deduct such fees from payments otherwise due to/from the Service Recipient or the Trustee.

Securities Law Exemption. An exemption from the requirement to file a prospectus with respect to the Plan and the Restricted Stock Units will be obtained, if necessary, by the Company from the Israeli Securities Authority. Copies of the Plan and Form S-8 registration statement for the Plan filed with the U.S. Securities and Exchange Commission are available free of charge upon request from the Participant’s local human resources department.

Acknowledgements. In addition to section 10 above, by accepting the Restricted Stock Units the Participant hereby understands, acknowledges, agrees as follows: (i) Participant is familiar with the provisions of Section 102 and the regulations and rules promulgated thereunder, including without limitations the provisions of the tax route applicable to the Participant’s Restricted Stock

Units and agrees to comply with such provisions, as amended from time to time, provided that if such terms are not met, the specific tax route may not apply; (ii) the Participant accepts the provisions of the trust agreement signed between the Company and the Trustee, and agrees to be bound by its terms; (iii) the Participant acknowledge that selling the Shares or releasing the Shares from the control of the Trustee prior to the termination of the Holding Period constitutes a violation of the terms of Section 102 and agrees to bear the relevant sanctions; (iv) the Participant authorizes the Company to provide the Administrator and the Trustee with any information required for the purpose of administering the Plan including executing their obligations according to Section 102, the trust deed and the trust agreement, including without limitation information about the Participant’s Restricted Stock Units, Shares, income tax rates, salary bank account, contact details and identification number and acknowledges that the information might be shared with an administrator who is located outside of Israel, where the level of protection of personal data is different than in Israel.

ITALY

Terms and Conditions

Plan Document Acknowledgment

In accepting the grant of the Restricted Stock Units, Participant acknowledges that he or she has received a copy of the Plan and the RSU Agreement and has reviewed the Plan and the RSU Agreement, including this Country Addendum, in their entirety and fully understands and accepts all provisions of the Plan and the RSU Agreement, including this Country Addendum.

Participant acknowledges that he or she has read and specifically and expressly approves the following sections of the RSU Agreement: Section 7 on Tax Obligations; Section 9 on No Guarantee of Continued Service; Section 10 on Nature of Grant; Section 12 on Data Privacy; Section 27 on Governing Law and Venue; and this Country Addendum.

Notifications

Foreign Asset/Account Reporting Information

Italian residents who, at any time during the fiscal year, hold foreign financial assets (including cash and Shares) which may generate income taxable in Italy are required to report these assets on their annual tax returns (UNICO Form, RW Schedule) for the year during which the assets are held, or on a special form if no tax return is due. These reporting obligations will also apply to Italian residents who are the beneficial owners of foreign financial assets under Italian money laundering provisions.

Foreign Asset Tax Information

The value of financial assets held outside of Italy (including Shares) by Italian residents is subject to a foreign asset tax. The taxable amount will be the fair market value of the financial assets (e.g., Shares acquired under the Plan) assessed at the end of the calendar year.

JAPAN

Notifications

Exchange Control Information

If Participant acquires Shares valued at more than ¥100,000,000 in a single transaction, Participant must file a Securities Acquisition Report with the Ministry of Finance through the Bank of Japan within 20 days of the acquisition of the Shares.

Foreign Asset/Account Reporting Information

Japanese residents will be required to report to the Tax Office details of any assets (including any Shares acquired under the Plan) held outside of Japan as of December 31st of each year, to the extent such assets have a total net fair market value exceeding ¥50 million. Such report will be due by March 15th of the following year. Participant should consult with his or her personal tax advisor as to whether the reporting obligation applies to Participant and whether Participant will be required to report details of any outstanding Restricted Stock Units or Shares held by Participant in the report.

LUXEMBOURG

No country-specific provisions.

NORWAY

No country-specific provisions.

SAUDI ARABIA

Notifications

Securities Law Information. The RSU Agreement and related Plan documents may not be distributed in the Kingdom of Saudi Arabia except to such persons as are permitted under the Rules on the Offers of Securities and Continuing Obligations issued by the Capital Market Authority (“CMA”). The CMA does not make any representation as to the accuracy or completeness of the Agreement, and expressly disclaims any liability whatsoever for any loss arising from, or incurred in reliance upon, any part of the RSU Agreement. Participant should conduct his or her own due diligence on the accuracy of the information relating to the Shares. If Participant does not understand the contents of the RSU Agreement, Participant should consult an authorized financial adviser.

SINGAPORE

Terms and Conditions

Sale Restriction

Participant agrees that any Shares acquired under the Plan will not be offered for sale in Singapore prior to the six-month anniversary of the Date of Grant, unless such sale or offer is made pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”), or pursuant to, and in accordance with the conditions of, any other applicable provisions of the SFA.

Notifications

Securities Law Information

The Restricted Stock Units are being granted pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the SFA under which it is exempt from the prospectus and registration requirements and is not made with a view to the underlying Shares being subsequently offered for sale to any other party. The Plan has not been and will not be lodged or registered as a prospectus with the Monetary Authority of Singapore.

Director Notification Obligation

If Participant is a director, associate director or shadow director of the Company’s Singapore Subsidiary, Participant is subject to certain notification requirements under the Singapore Companies Act. Among these requirements is an obligation to notify the Company’s Singapore Subsidiary in writing when Participant receives an interest (e.g., the Restricted Stock Units or Shares) in the Company or any Subsidiary. In addition, Participant must notify the Company’s Singapore Subsidiary when he or she sells Shares of the Company or of any Subsidiary (including when Participant sells Shares acquired upon vesting of the Restricted Stock Units). These notifications must be made within two business days of (i) acquiring or disposing of any interest in the Company or any Subsidiary, or (ii) any change in a previously-disclosed interest (e.g., upon vesting of the Restricted Stock Units or when Shares acquired under the Plan are subsequently sold). In addition, a notification of Participant’s interests in the Company or any Subsidiary must be made within two business days of becoming a director, associate director or shadow director.

SPAIN

Terms and Conditions

Nature of Grant

The following provision supplements Section 10 of the RSU Agreement:

By accepting the Restricted Stock Units, Participant acknowledges that he or she understands and agrees to participation in the Plan and that he or she has received a copy of the Plan.

Participant understands that the Company has unilaterally, gratuitously and discretionally decided to grant Restricted Stock Units under the Plan to individuals who may be employees of the Company or its Subsidiaries throughout the world. The decision is a limited decision that is entered into upon the express assumption and condition that any grant will not economically or otherwise bind the Company or any of its Subsidiaries on an ongoing basis. Consequently, Participant understands that any grant is given on the assumption and condition that it shall not become a part of any employment contract (either with the Company or any of its Subsidiaries) and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation) or any other right whatsoever. Further, Participant understands and freely accepts that there is no guarantee that any benefit whatsoever shall arise from any gratuitous and discretionary grant since the future value of the Restricted Stock Units and the underlying shares is unknown and unpredictable. In addition, Participant understands that this grant would not be made but for the assumptions and conditions referred to above; thus, Participant understands, acknowledges and freely accepts that should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then the Restricted Stock Units shall be null and void.

Further, Participant understands that the Restricted Stock Units are a conditional right. Participant shall forfeit any unvested portion of the Restricted Stock Units upon termination of his or her Service Relationship. The terms of this paragraph apply even if (1) Participant is considered to be unfairly dismissed without good cause (i.e., subject to a “despido improcedente”); (2) Participant is dismissed for disciplinary or objective reasons or due to a collective dismissal; (3) Participant terminates his or her employment or service relationship due to a change of work location, duties or any other employment or contractual condition; and (4) Participant terminates his or her Service Relationship due to a unilateral breach of contract by the Company or a Subsidiary. Consequently, upon termination of Participant’s Service Relationship for any of the above reasons, Participant may automatically lose any rights to the Restricted Stock Units that were not vested on the date of termination of Participant’s Service Relationship, as described in the Plan and the RSU Agreement.

Notifications

Securities Law Information

No “offer of securities to the public,” as defined under Spanish law, has taken place or will take place in the Spanish territory in connection with the grant of the Restricted Stock Units. The RSU Agreement (including this Country Addendum) has not been, nor will it be, registered with the Comisión Nacional del Mercado de Valores, and does not constitute a public offering prospectus.

Exchange Control Information

The acquisition, ownership and sale of Shares under the Plan must be declared to the Spanish Dirección General de Comercio e Inversiones (the “DGCI”), which is a department of the Ministry of Economy and Competitiveness. Participant must also declare ownership of any Shares by filing a Form D-6 with the Directorate of Foreign Transactions each January while the Shares are owned. In addition, the sale of Shares must also be declared on Form D-6 filed with the DGCI in January, unless the sale proceeds exceed the applicable threshold (or Participant holds a certain percentage or more of the share capital of the Company or such other amount that would entitle the Participant to join the Company’s Board of Directors), in which case, the filing is due within one month after the sale.

When receiving foreign currency payments derived from the ownership of Shares (e.g., sale proceeds) exceeding €50,000, Participant must inform the financial institution receiving the payment of the basis upon which such payment is made. Participant will need to provide the institution with the following information: (i) Participant’s name, address, and tax identification number; (ii) the name and corporate domicile of the Company; (iii) the amount of the payment; the currency used; (iv) the country of origin; (v) the reasons for the payment; and (vi) further information that may be required.

Spanish residents are required to declare electronically to the Bank of Spain any foreign accounts (including brokerage accounts held abroad), any foreign instruments (including any Shares acquired under the Plan) and any transactions with non-Spanish residents (including any payments of Shares made to Participant by the Company or through a U.S. brokerage account) if the value of the transactions for all such accounts during the prior year or the balances in such accounts as of December 31 of the prior year exceeds €1,000,000. If neither the total balances nor total transactions with non-residents during the relevant period exceed €50,000,000, a summarized form declaration may be used. More frequent reporting is required if such transaction value or account balance exceeds €100,000,000.

Foreign Asset/Account Reporting Information

If Participant holds rights or assets (e.g., Shares or cash held in a bank or brokerage account) outside of Spain with a value in excess of €50,000 per type of right or asset (e.g., Shares, cash, etc.) as of December 31 each year, Participant is required to report certain information regarding such rights and assets on tax form 720. After such rights and/or assets are initially reported, the reporting obligation will only apply for subsequent years if the value of any previously-reported rights or assets increases by more than €20,000 or if the ownership of the assets is transferred or relinquished during the year. The reporting must be completed by the following March 31.

SWEDEN

Terms and Conditions

Tax Obligations. The following provision supplements Section 7 of the RSU Agreement:

Without limiting the Company’s and the Service Recipient’s authority to satisfy their withholding obligations for Tax Obligations as set forth in Section 7 of the RSU Agreement, by accepting the Restricted Stock Units, Participant authorizes the Company and/or the Service Recipient to withhold Shares or to sell Shares otherwise deliverable to Participant upon vesting to satisfy Tax Obligations, regardless of whether the Company and/or the Service Recipient have an obligation to withhold such Tax Obligations.

SWITZERLAND

Securities Law Information.

Neither this document nor any other materials relating to the Restricted Stock Units (i) constitutes a prospectus according to articles 35 et seq. of the Swiss Federal Act on Financial Services (“FinSA”) (ii) may be publicly distributed or otherwise made publicly available in Switzerland to any person other than a participant or (iii) has been or will be filed with, approved or supervised by any Swiss reviewing body according to article 51 FinSA or any Swiss regulatory authority, including the Swiss Financial Market Supervisory Authority (“FINMA”).

TURKEY

Notifications

Securities Law Information

Turkish residents are not permitted to sell Shares acquired under the Plan in Turkey. Turkish residents must sell the Shares acquired under the Plan outside of Turkey. The Shares are currently traded on the Nasdaq in the U.S. under the ticker symbol BASE and Shares may be sold on this exchange.

Exchange Control Information

Under Turkish law, Turkish residents are permitted to purchase and sell securities or derivatives traded on exchanges abroad only through a financial intermediary licensed in Turkey. Therefore, Participant may be required to appoint a Turkish broker to assist him or her with the vesting of the Restricted Stock Units or the sale of the Shares acquired under the Plan. Participant should consult his or her personal legal advisor before selling any Shares acquired under the Plan to confirm the applicability of this requirement to Participant.

UNITED KINGDOM

Terms and Conditions

Payable Only In Shares

Notwithstanding any discretion in the Plan, the grant of Restricted Stock Units does not provide any right for Participant to receive a cash payment, and the Restricted Stock Units are payable only in Shares.

Tax Acknowledgment

The following information supplements Section 7 of the RSU Agreement:

Without limitation to the information regarding Tax Obligations in the RSU Agreement, Participant hereby agrees that he or she is liable for all Tax Obligations and hereby covenants to pay all such Tax Obligations, as and when requested by the Company or, if different, the Service Recipient or by Her Majesty’s Revenue & Customs (“HMRC”) (or any other tax authority or any other relevant authority). Participant agrees to indemnify and keep indemnified the Company and/or the Service Recipient for all Tax Obligations that they are required to pay, or withhold or have paid or will pay to HMRC on Participant’s behalf (or any other tax authority or any other relevant authority) and authorizes the Company and/or the Service Recipient to recover such amounts by any of the means referred to in Section 7 of the RSU Agreement.

Notwithstanding the foregoing, if Participant is an executive officer or director (within the meaning of Section 13(k) of the U.S. Securities and Exchange Act of 1934, as amended), Participant understands that he or she may not be able to indemnify the Company for the amount of any Tax Obligations not collected from or paid by Participant, if the indemnification could be considered a loan. In this case, the Tax Obligations not collected or paid may constitute a benefit to Participant on which additional income tax and employee National Insurance contributions (“NICs”) may be payable.

Participant agrees to report and pay any income tax due on this additional benefit directly to HMRC under the self-assessment regime and to pay to the Company or the Service Recipient (as appropriate) the amount of any employee NICs due on this additional benefit, which the Company and/or the Service Recipient may also recover from Participant at any time thereafter by any of the means referred to in Section 7 of the RSU Agreement.

Agreement to bear Employer National Insurance Contribution / Employer Joint Election

As a condition of participation in the Plan, Participant agrees to accept liability for any secondary Class 1 National Insurance contributions which may be payable by the Company or the Service Recipient (or any successor to the Company or the Service Recipient) in connection with the Restricted Stock Units or any event giving rise to Tax-Related Items (“Employer NICs”).

Without prejudice to the foregoing, Participant agrees to enter into the following joint election with the Company or the Service Recipient (a “NICs Joint Election”), the form of such NICs Joint Election being formally approved by HMRC, and any other consent or elections required to accomplish the transfer of the Employer NICs to Participant. Participant further agrees to execute such other elections as may be required by any successor to the Company and/or the Service Recipient for the purpose of continuing the effectiveness of Participant’s NICs Joint Election. If Participant does not complete the NICs Joint Election prior to vesting of Participant’s Restricted Stock Units, or if approval of the NICs Joint Election is withdrawn by HMRC and a new NICs Joint Election is not entered into, the Participant will not be entitled to vest in their Restricted Stock Units without any liability to the Company or its Parent or Subsidiaries. Participant must enter into the NICs Joint Election concurrent with the execution of the RSU Agreement, or at such subsequent time as may be designated by the Company.

Attachment to Appendix for the United Kingdom

Important Note on the Joint Election to Transfer

Employer National Insurance Contributions

As a condition of participation in the Agendia N.V. 2021 Equity Incentive Plan (the “Plan”) and the restricted stock units, stock options, or other equity awards (the “Awards”) provided for under the Plan that have been granted to you (the “Participant”) by Agendia N.V., a Delaware corporation (the “Company”), the Participant is required to enter into a joint election to transfer to the Participant any liability for employer National Insurance contributions (the “Employer’s Liability”) that may arise in connection with the grant of the Awards or in connection with any Awards that may be granted by the Company to the Participant under the Plan (the “Joint Election”).

If the Participant does not agree to enter into the Joint Election, the grant of the Awards will be worthless and the Participant will not be able to vest in the Awards or receive any benefit in connection with the Awards.

By entering into the Joint Election:

•

the Participant agrees that any Employer’s Liability that may arise in connection with or pursuant to the vesting of the Awards (or any Awards granted to the Participant under the Plan) or the acquisition of Shares or other taxable events in connection with the Awards will be transferred to the Participant;

•

the Participant authorises the Company and/or the Participant’s employer to recover an amount sufficient to cover this liability by any method set forth in the Award Agreement and/or the Joint Election, including but not limited to deductions from Participant’s salary or other payments due or the sale of sufficient shares acquired pursuant to the Awards; and

•

the Participant acknowledges that even if he or she has accepted the Joint Election via the Company’s online procedure, the Company or the Participant’s employer may still require the Participant to sign a paper copy of the Joint Election (or a substantially similar form) if the Company determines such is necessary to give effect to the Joint Election.

By accepting the Awards through the Company’s online acceptance procedure (or by signing the Award Agreement), the Participant is agreeing to be bound by the terms of the Joint Election.

Please read the terms of the Joint Election carefully before accepting the Award Agreement and the Joint Election.

Please print and keep a copy of the Joint Election for your records.

AGENDIA N.V. 2021 EQUITY INCENTIVE PLAN

(UK Employees)

Election To Transfer the Employer’s National Insurance Liability to the Employee

1.	Parties

This Election is between:

(A) You, the individual who has gained access to this Election (the “Employee”), who is employed by one of the employing companies listed in the attached schedule (the “Employer”) and who is eligible to receive stock units, stock options, or other equity awards (“Awards”) granted by Agendia N.V. pursuant to the terms and conditions of the Agendia N.V. 2021 Equity Incentive Plan, as amended (the “Plan”), and

(B) Agendia N.V. of 22 Morgan, Irvine, CA 92618, United States (the “Company”), which may grant Awards under the Plan and is entering into this Form of Election on behalf of the Employer.

2.	Purpose of Election

2.1 This Election relates to Awards granted by the Company to the Employee under the Plan up to the termination of the Plan.

2.2 In this Election the following words and phrases have the following meanings:

“Taxable Event” means .any event giving rise to Relevant Employment Income.

“ITEPA” means the Income Tax (Earnings and Pensions) Act 2003.

“Relevant Employment Income” from Awards on which employer’s National Insurance Contributions becomes due is defined as:

i.	an amount that counts as employment income of the earner under section 426 ITEPA (restricted securities: charge on certain post-acquisition events);

ii.	an amount that counts as employment income of the earner under section 438 of ITEPA (convertible securities: charge on certain post-acquisition events); or

iii.	any gain that is treated as remuneration derived from the earner’s employment by virtue of section 4(4)(a) SSCBA, including without limitation:

(A)	the acquisition of securities pursuant to the Awards (within the meaning of section 477(3)(a) of ITEPA);

(B)	the assignment (if applicable) or release of the Awards in return for consideration (within the meaning of section 477(3)(b) of ITEPA);

(C)	the receipt of a benefit in connection with the Awards, other than a benefit within (i) or (ii) above (within the meaning of section 477(3)(c) of ITEPA).

“SSCBA” means the Social Security Contributions and Benefits Act 1992.

2.3

This Election relates to the Employer’s secondary Class 1 National Insurance Contributions (the “Employer’s Liability”) which may arise in respect of the Relevant Employment Income in respect of Awards pursuant to section 4(4)(a) and/or paragraph 3B(1A) of Schedule 1 of the

SSCBA.

2.4

This Election does not apply in relation to any liability, or any part of any liability, arising as a result of regulations being given retrospective effect by virtue of section 4B(2) of either the SSCBA or the Social Security Contributions and Benefits (Northern Ireland) Act 1992.

2.5

This Election does not apply to the extent that it relates to relevant employment income which is employment income of the earner by virtue of Chapter 3A of Part VII of ITEPA (employment income: securities with artificially depressed market value).

2.6

Any reference to the Company and/or the Employer shall include that entity’s successors in title and assigns as permitted in accordance with the terms of the Plan and the Award Agreement. This Election will have effect in respect of the Awards and any awards which replace or replaced the Awards following their grant in circumstances where section 483 of ITEPA applies.

3.	Election

The Employee and the Company jointly elect that the entire liability of the Employer to pay the Employer’s Liability that arises on any Relevant Employment Income is hereby transferred to the Employee. The Employee understands that by accepting the Awards (whether by clicking on the acceptance buttons as part of the Company’s electronic acceptance procedure or by signing the Award Agreement in hard copy), he or she will become personally liable for the Employer’s Liability covered by this Election. This Election is made in accordance with paragraph 3B(1) of Schedule 1 to SSCBA.

4.	Payment of the Employer’s Liability

4.1	The Employee hereby authorises the Company and/or the Employer to collect the Employer’s Liability in respect of any Relevant Employment Income from the Employee at any time after the Taxable Event:

(i)	by deduction from salary or any other payment payable to the Employee at any time on or after the date of the Taxable Event; and/or

(ii)	directly from the Employee by payment in cash or cleared funds; and/or

(iii)	by arranging, on behalf of the Employee, for the sale of some of the securities which the Employee is entitled to receive in respect of the Awards; and/or

(iv)	by any other means specified in the Award Agreement.

4.2

The Company hereby reserves for itself and the Employer the right to withhold the transfer of any securities in respect of the Awards to the Employee until full payment of the Employer’s Liability is received.

4.3

The Company agrees to procure the remittance by the Employer of the Employer’s Liability to HM Revenue and Customs on behalf of the Employee within 14 days after the end of the UK tax month during which the Taxable Event occurs (or within 17 days after the end of the UK tax month during which the Taxable Event occurs, if payments are made electronically).

5.	Duration of Election

5.1

The Employee and the Company agree to be bound by the terms of this Election regardless of whether the Employee is transferred abroad or is not employed by the Employer on the date on which the Employer’s Liability becomes due.

5.2	This Election will continue in effect until the earliest of the following:

(i)	the Employee and the Company agree in writing that it should cease to have effect;

(ii)	on the date the Company serves written notice on the Employee terminating its effect;

(iii)	on the date HM Revenue and Customs withdraws approval of this Election; or

(iv)

after due payment of the Employer’s Liability in respect of the entirety of the Awards to which this Election relates or could relate, such that the Election ceases to have effect in accordance with its terms.

Acceptance by the Employee

The Employee acknowledges that by accepting the Awards (whether by clicking on the acceptance buttons as part of the Company’s electronic acceptance procedure or by signing the Award Agreement in hard copy), the Employee agrees to be bound by the terms of this Election.

Acceptance by the Company

The Company acknowledges that, by arranging for the scanned signature of an authorised representative to appear on this Election, the Company agrees to be bound by the terms of this Election.

Signed for and on behalf of the Company

Authorised Signatory

__________________________

SCHEDULE OF EMPLOYER COMPANIES

The following are employer companies to which this Joint Election may apply:

Agendia Limited

Registered Office:

Company Registration Number:
Corporation Tax Reference:
PAYE Reference: